UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

VERONA PHARMA PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Verona Pharma plc
NOTICE & PROXY STATEMENT
Annual General Meeting
of Shareholders
April 26, 2024
11:00 a.m. (British Summer Time)
VERONA PHARMA PLC
ONE CENTRAL SQUARE
CARDIFF, CF10 1FS
UNITED KINGDOM

VERONA PHARMA PLC
Registered office: One Central Square, Cardiff, CF10 1FS, U.K.
Incorporated in England and Wales with registered no. 5375156
March [  ], 2024
Dear Shareholder:
2024 Annual General Meeting of Verona Pharma plc (“AGM”)
This letter, the notice of AGM set out in this document (“Notice”) and associated materials for the AGM are being sent to you because, as of March [  ], 2024 (being the latest practicable date before the circulation of this document), you are registered as a holder of voting ordinary shares in the register of members of Verona Pharma plc (the “Company”). However, this letter, the Notice and associated materials will also be available to holders of American Depositary Shares (“ADSs”) and contain information relevant to holders of ADSs.
I confirm that our AGM will be held on Friday, April 26, 2024 at 11:00 a.m. British Summer Time at the offices of Latham & Watkins at 99 Bishopsgate, London, EC2M 3XF, United Kingdom. The Notice is set out in this document and it contains the resolutions to be proposed at the AGM.
Action to be taken by holders of ordinary shares in the Company
If you are a holder of ADSs, please ignore this section and refer instead to the section below — “Holders of American Depositary Shares”.
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the AGM. A proxy need not be a shareholder of the Company. A shareholder may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. Should you wish to appoint more than one proxy please return the form of proxy and attach to it a schedule detailing the names of the proxies you wish to appoint, the number of shares each proxy will represent and the way in which you wish them to vote on the resolutions that are to be proposed. To be valid, the form of proxy and the power of attorney or other authority (if any) under which it is signed or a certified copy of such power or authority must be lodged at the office of the Company Secretary, Verona Pharma plc, 6th Floor, 60 Gracechurch Street, London EC3V 0HR by hand or by post, or by email to ben.harber@shma.co.uk, so as to be received by no later than 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024, or if the AGM is adjourned, not later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any day that is not a working day).
In the case of a shareholder which is a corporation, the form of proxy must be executed under its common seal or executed on its behalf by a duly authorized officer or attorney for the company. Any corporation which is a shareholder may also appoint one or more representatives who may exercise on its behalf all of its powers as a shareholder provided they do not do so in relation to the same shares.
The completion and return of a form of proxy will not preclude you from attending in person at the AGM and voting should you wish to do so, but if you appoint a proxy and attend the AGM in person, the proxy appointment will be terminated.
To change your proxy instructions, simply submit a new form of proxy as set out above. Note that the cut-off times for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy instructions received after the relevant cut-off time will be disregarded. Please contact the

Company Secretary (as noted above) to obtain a new form of proxy. If you submit more than one valid proxy appointment, the appointment validly received last before the latest time for receipt of forms of proxy will take precedence. If the Company is unable to determine which form of proxy was last validly received, none of them shall be treated as valid in respect of that ordinary share.
Further, you may terminate the appointment under the form of proxy prior to the commencement of the AGM (or any adjournment of the AGM). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company Secretary, Verona Pharma plc, 6th Floor, 60 Gracechurch Street, London EC3V 0HR, no less than 48 hours before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be).
In order for your form of proxy to remain valid, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024. Therefore, if you sell or transfer your ordinary shares in the Company on or prior to April 24, 2024, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact the Company Secretary to request a new form of proxy for its use.
Should you elect to convert your holding of ordinary shares in the capital of the Company into an interest in the capital of the Company represented by ADSs before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the AGM as an ordinary shareholder. You will also not be able to use the form of proxy that has been sent to you. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs — please refer to the next section — “Holders of American Depositary Shares.”
Holders of American Depositary Shares
In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register as of 5:00 p.m. Eastern Time on Wednesday, March 13, 2024 (the “ADS Record Date”).
If you hold ADSs through a bank, broker or nominee as of 5:00 p.m. Eastern Time on the ADS Record Date, the AGM documentation, including the ADS voting instructions, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.
Please note that ADS voting instructions submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on Monday, April 22, 2024.
Contact for ADS holders
If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000.
Contact at Verona Pharma
If at any point you require guidance, please contact Verona Pharma General Counsel, on email: legal@veronapharma.com.
Recommendation
You will find an explanatory note in relation to each of the resolutions in the attached proxy statement. The Directors consider that each resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Directors unanimously recommend that Shareholders vote in favor of the resolutions to be proposed at the AGM, as they intend to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Verona Pharma plc.
Yours faithfully,
David Ebsworth, Ph.D.
Chairperson

VERONA PHARMA PLC
Registered office: One Central Square, Cardiff, CF10 1FS, U.K.
Incorporated in England and Wales with registered no. 5375156
NOTICE OF 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, APRIL 26, 2024
NOTICE IS HEREBY GIVEN that an Annual General Meeting (“AGM”) of Verona Pharma plc (the “Company”) will be held on Friday, April 26, 2024 at 11:00 a.m. British Summer Time at the offices of Latham & Watkins at 99 Bishopsgate, London, EC2M 3XF, United Kingdom.
At the AGM, the following business shall be transacted:
Ordinary resolutions
Re-election of Directors
1.
To re-elect, as a Director of the Company, Ms. Lisa Deschamps, who retires in accordance with Article 26.2 of the Company’s Articles of Association and offers herself for re-election.

2.
To re-elect, as a Director of the Company, Dr. Martin Edwards, who retires in accordance with Article 26.2 of the Company’s Articles of Association and offers himself for re-election.

3.
To re-elect, as a Director of the Company, Dr. Sven Anders Ullman, who retires in accordance with Article 26.2 of the Company’s Articles of Association and offers himself for re-election.

4.
To re-elect, as a Director of the Company, Ms. Christina Ackermann, who retires in accordance with Article 21.2 of the Company’s Articles of Association and offers herself for re-election.

5.
To re-elect, as a Director of the Company, Mr. Michael Austwick, who retires in accordance with Article 21.2 of the Company’s Articles of Association and offers himself for re-election.

U.K. statutory Annual Report
6.
To receive and adopt the U.K. statutory annual accounts and Directors’ report for the year ended December 31, 2023 and the report of the auditors thereon (the “2023 U.K. Annual Report”).

U.K. statutory Remuneration Report and Policy
7.
To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2023, as set out on pages [  ] to [  ] of the 2023 U.K. Annual Report.

8.
To receive and approve the U.K. Directors’ Remuneration Policy, as set out on pages [  ] to [  ] of the U.K. Annual Report, which, if approved, will take effect upon conclusion of the AGM.

Director Remuneration
9.
To approve an increase in the maximum aggregate level of Non-Executive Director annual remuneration (by way of fee) in accordance with Article 21.4 of the Company’s Articles of Association to £750,000 per annum on an ongoing basis.

Appointment and remuneration of auditor
10.
To appoint Ernst & Young LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders.

11.
To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024.

Say-on-pay advisory vote
12.
To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Authority to allot shares
13.
To authorize the Directors generally and unconditionally for the purposes of Section 551 of the U.K. Companies Act 2006 (the “Companies Act”) to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [     ] shares representing [   ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document)) to such persons at such times and upon such conditions as the directors may determine (subject to the Company’s Articles of Association).

This authority shall replace any existing authorities to the extent not utilized at the date this resolution is passed and shall, unless previously renewed, revoked or varied by the Company in general meeting, expire on June 1, 2025, provided that the Company may, at any time before such expiry, make an offer or enter into an agreement which would or might require shares to be allotted or Rights to be granted after such expiry and the Directors may allot such shares or grant Rights pursuant to any such offer or agreement as if the authority conferred hereby had not expired.
Special resolution
Disapplication of pre-emption rights
14.
Subject to and conditional upon the passing of resolution 13 above, to authorize the Directors pursuant to Section 570 and 573 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 13 above and/or to sell ordinary shares held by the Company as treasury shares for cash, as if Section 561(1) of the Companies Act did not apply to any such allotment or sale, provided that this power shall be limited to the allotment of equity securities or sale of treasury shares up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [     ] shares representing [   ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document)), shall replace any existing disapplication of Section 561 of the Companies Act to the extent not utilized at the date this resolution is passed and shall expire on June 1, 2025 unless previously renewed, varied or revoked by the Company in general meeting, provided that the Company may, before such expiry, make an offer or agreement which would or might require shares in the Company or rights to be allotted or granted or treasury shares to be sold after this authority expires and that the Directors may allot shares in the Company or grant rights or sell treasury shares pursuant to such an offer or agreement as if the authority conferred by this resolution had not expired.

By order of the Board: Ben Harber Company Secretary March [ ], 2024	Registered Office: One Central Square Cardiff, CF10 1FS, U.K.

Notes:
(1)
Resolutions and voting

The proposed resolutions will be put to vote on a poll. This results in a more accurate reflection of the views of Shareholders ensuring that votes by proxy will be fully-counted. On a poll, each Shareholder has one vote for every share held.
Resolutions 1 to 13 are proposed as ordinary resolutions. On a poll, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Resolution 14 is proposed as a special resolution. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The results of the voting and any other information required by the U.K. Companies Act 2006 will be made available on our website (https://www.veronapharma.com) as soon as reasonably practicable following the AGM and for the required period thereafter.
(2)
Appointment of proxies

Members are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the AGM. A proxy need not be a shareholder of the Company. A shareholder may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. Should you wish to appoint more than one proxy please return the form of proxy and attach to it a schedule detailing the names of the proxies you wish to appoint, the number of shares each proxy will represent and the way in which you wish them to vote on the resolutions that are to be proposed. To be valid, the form of proxy and the power of attorney or other authority (if any) under which it is signed or a certified copy of such power or authority must be lodged at the office of the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London EC3V 0HR BY HAND or BY POST, or BY EMAIL to ben.harber@shma.co.uk, so as to be received not less than 48 hours before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be), excluding any part of a day which is not a working day.
The completion and return of a form of proxy will not preclude a member from attending in person at the AGM and voting should they wish to do so, but if a member appoints a proxy and attends the AGM in person, the proxy appointment will be terminated.
The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About the Annual General Meeting.”
In the case of a member that is a corporation, the form of proxy must be executed under its common seal or executed on its behalf by a duly authorized officer or attorney for the company. Any corporation which is a member may also appoint one or more representatives who may exercise on its behalf all of its powers as a member provided they do not do so in relation to the same shares.
To change your proxy instructions, simply submit a new form of proxy as set out above. Note that the cut-off times for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy instructions received after the relevant cut-off time will be disregarded. Please contact the Company Secretary (as noted above) to obtain a new form of proxy. If you submit more than one valid proxy appointment, the appointment validly received last before the latest time for receipt of forms of proxy will take precedence. If the Company is unable to determine which form of proxy was last validly received, none of them shall be treated as valid in respect of that Ordinary Share.
Further, the appointment under the form of proxy may be terminated by the member prior to the commencement of the AGM (or any adjournment of the AGM). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London EC3V 0HR, no less than 48 hours before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be).
(3)
Appointment of proxy by joint members

In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).
(4)
Issued shares and total voting rights

As at the close of business on March [  ] , 2024 (being the latest practicable date prior to publication of this document), the Company’s issued ordinary share capital comprised [     ] voting ordinary shares. Each voting ordinary share carries the right to one vote and therefore the total number of voting rights at the close of business on March [  ], 2024 is [    ].
In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of ADSs issued thereunder dated as of May 2, 2017, holders of ADSs as of 5:00 p.m. Eastern Time on March 13, 2024, the ADS Record Date, who do not provide the depositary bank with voting instructions on or before 10:00 a.m. Eastern Time on April 22, 2024, the ADS Voting Cut-Off Time, will be deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM.

i

ii

Proxy Statement
Verona Pharma plc
One Central Square
Cardiff, CF10 1FS
United Kingdom
We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of Verona Pharma plc (referred to herein as the “Company”, “Verona”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2024 Annual General Meeting of Shareholders (referred to herein as the “AGM”) to be held on Friday, April 26, 2024 at 11:00 a.m. British Summer Time at the offices of Latham & Watkins at 99 Bishopsgate, London, EC2M 3XF, United Kingdom.
•
This proxy statement summarizes information about the proposals to be considered at the AGM and other information you may find useful in determining how to vote.

•
The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.
We are mailing the Notice of AGM, this proxy statement and the form of proxy to our ordinary shareholders of record as of March 13, 2024 (being the latest practicable date before the circulation of this document) for the first time on or about March [  ], 2024. In this mailing, we are also including our U.K. statutory annual accounts and reports for the year ended December 31, 2023 (“2023 U.K. Annual Report”), which is appended as Annex A to this proxy statement, and our annual report on Form 10-K for the year ended December 31, 2023 (“Annual Report on Form 10-K”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, including the 2023 U.K. Annual Report, and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.
While this document is being sent to our ordinary shareholders of record, this document will also be sent to registered holders of American Depositary Shares (“ADSs”) as of 5:00 p.m. Eastern Time on Wednesday, March 13, 2024 (the “ADS Record Date”) and contains information relevant to holders of ADSs.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2024
Our Notice of AGM, this proxy statement, the Annual Report on Form 10-K, the 2023 U.K. Annual Report and our form of proxy (for ordinary shareholders) are available on our investor relations website located at www.veronapharma.com/investors.
Our principal executive offices are located at 3 More London Riverside, London SE1 2RE, United Kingdom.

Questions and Answers About the Annual General Meeting
WHY AM I RECEIVING THESE MATERIALS?
We have sent you this proxy statement and the enclosed form of proxy because you are an ordinary shareholder of record and our Board of Directors is soliciting your proxy to vote at the AGM, including at any adjournments or postponements of the AGM. However, you do not need to attend the AGM to vote your shares. Instead, please simply complete, sign and return the enclosed form of proxy. All proxies, however submitted, must be received by the Company Secretary no later than 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024, or if the AGM is adjourned, not later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any day which is not a working day).
The return of a completed form of proxy will not preclude you from attending in person at the AGM and voting should you wish to do so, but if you appoint a proxy and subsequently attend the AGM in person, the proxy appointment will be terminated, should you subsequently decide to do so.
We intend to mail this proxy statement and the accompanying form of proxy on or about March [  ], 2024 to all ordinary shareholders of record as of March 13, 2024 entitled to vote at the AGM.
Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K, the 2023 U.K. Annual Report and an ADS voting instructions, will be mailed on or about March [  ], 2024 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register as of 5:00 p.m. Eastern Time on the ADS Record Date. ADS voting instructions submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on April 22, 2024 (the “ADS Voting Cut-off Time”).
WHO CAN VOTE AT THE AGM?
Ordinary shareholders
Only shareholders holding voting ordinary shares of record registered in the register of members at 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024 will be entitled to vote at the AGM. Holders of non-voting ordinary shares have no right to receive notice of, or to attend or vote, at the AGM.
As of March [  ], 2024 (being the last practicable date before the circulation of this proxy statement) there were [    ] ordinary shares issued and entitled to vote.
We encourage you to fill out and return the enclosed form of proxy to ensure your vote is counted. All proxies, however submitted, must be received by the Company Secretary no later than 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024, or if the AGM is adjourned, not later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any day which is not a working day).
If you sell or transfer your ordinary shares in the Company on or prior to April 24, 2024, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Ben Harber, Company Secretary, to request a new form of proxy for use.
Beneficial owners of ordinary shares that are registered in the name of a broker, bank or other agent
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.”
If, on March 24, 2024, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the AGM. As the beneficial owner of voting ordinary shares, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held by a bank or brokerage firm, you may not vote your shares in person at the AGM, unless you obtain a legal proxy from your bank or brokerage firm. You are encouraged to provide voting instructions to your bank or brokerage firm so that they may submit a proxy.
Holders of American Depositary Shares and beneficial owners of American Depositary Shares
You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Citibank, N.A. as of 5:00 p.m. Eastern Time on March 13, 2024, the ADS Record Date.
If you hold ADSs through a brokerage firm, bank or nominee on the ADS Record Date, the materials for ADS holders, including ADS voting instructions, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS voting instructions submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on April 22, 2024, the ADS Voting Cut-Off Time.
Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.
Contacts for ADS holders
If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000.
If at any point you require guidance, please contact Verona Pharma General Counsel, on email: legal@veronapharma.com.
WHAT ARE THE REQUIREMENTS TO ELECT THE DIRECTORS AND APPROVE EACH OF THE PROPOSALS?
The proposed resolutions will be put to vote on a poll. This results in a more accurate reflection of the views of shareholders ensuring that votes by proxy will be fully-counted. On a poll, each shareholder has one vote for every share held.
Proposals 1 to 13 are proposed as ordinary resolutions. On a poll, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposal 14 is proposed as a special resolution. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The results of the voting and any other information required by the U.K. Companies Act 2006 (the “Companies Act”) will be made available on our investor relations website located at www.veronapharma.com/investors as soon as reasonably practicable following the AGM and for the required period thereafter.
WHAT ARE THE VOTING RECOMMENDATIONS OF OUR BOARD REGARDING THE ELECTION OF DIRECTORS AND OTHER PROPOSALS?
The following table summarizes the items that will be brought for a vote of our shareholders at the AGM, along with the Board’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation
1	To re-elect Ms. Lisa Deschamps as a director of the Company	FOR
2	To re-elect Dr. Martin Edwards as a director of the Company	FOR
3	To re-elect Dr. Sven Anders Ullman as a director of the Company	FOR
4	To re-elect Ms. Christina Ackermann as a director of the Company	FOR
5	To re-elect Mr. Michael Austwick as a director of the Company	FOR
6	To receive and adopt the 2023 U.K. Annual Report	FOR
7	To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report	FOR
8	To receive and approve the U.K. Directors’ Remuneration Policy	FOR
9	To approve an increase in the maximum aggregate level of Non-Executive Director annual remuneration to £750,000	FOR
10	To re-appoint EY as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders	FOR
11	To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024	FOR
12	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers	FOR
13	To authorize the Board of Directors to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [ ] shares representing [ ]% of the Company’s existing ordinary share capital as at the close of business on March [ ], 2024 (being the latest practicable date prior to publication of this document))	FOR
14	To authorize the Board of Directors to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares for cash as if Section 561(1) of the Companies Act does not apply to any such allotment	FOR
WHAT CONSTITUTES A QUORUM?
Under our Articles of Association, a quorum will be present if two shareholders of the Company entitled to vote are present in person or represented by proxy at the AGM. In addition, we will require a quorum of at least 33 1/3% in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the AGM, consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant.
If you are a shareholder of record of voting ordinary shares, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the AGM. If you are a beneficial owner of voting ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the AGM. If a form of proxy does not instruct the proxy how to vote or indicates “discretion” with respect to a proposal, the proxy will vote in accordance with the Board of Directors’ recommendations, and the member represented by that proxy at the AGM will be counted towards the quorum requirement. For any other resolution put to the AGM, the proxy may vote or abstain from voting as he or she sees fit. A member represented by a proxy at the AGM will be counted towards the quorum requirement even where the proxy abstains from voting.
If there is no quorum, within 15 minutes from the time appointed for holding the AGM the AGM will stand adjourned to such time, date and place as may be fixed by the chairperson of the AGM.
HOW DO I VOTE MY SHARES?
If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided.
All proxies must be received by the Company Secretary no later than 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024, or if the AGM is adjourned, not later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any day which is not a working day). ADS voting instructions submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on April 22, 2024.
If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.
HOW WILL MY SHARES BE VOTED IF I DO NOT SPECIFY HOW THEY SHOULD BE VOTED?
If you sign and send your form of proxy, naming the Chairperson of the AGM as your proxy, but do not indicate how you want your shares to be voted, your shares will be voted in accordance with the Board of Directors’ recommendations. For any other resolution put to the AGM, the Chairperson of the AGM may vote or abstain from voting as he or she sees fit.
In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of ADSs issued thereunder dated as of May 2, 2017 (the “Deposit Agreement”), holders of ADSs as of 5:00 p.m. Eastern Time on the ADS Record Date who do not provide the depositary bank with voting instructions on or before the ADS Voting Cut-Off Time will be deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM, and such shares, if such discretionary proxy is given, will be voted in accordance with the Board of Directors’ recommendations, provided, however, that no such discretionary proxy shall be given by the Depositary with respect to any matter to be voted upon as to which the Company informs the Depositary that (a) the Company does not wish such proxy to be given, (b) substantial opposition exists, or © the rights of holders of deposited securities under the Deposit Agreement may be adversely affected.
CAN I CHANGE MY VOTE OR REVOKE A PROXY?
A registered shareholder can revoke his or her proxy before the time of voting at the AGM in several ways by:
(1) mailing a revised form of proxy dated later than the prior form of proxy;
(2) notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office (as noted above) before the AGM to be effective; or
(3) revoking his or her proxy by voting in person at the AGM.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, to change or revoke your voting instructions you will need to contact the broker, bank or other nominee holding the shares. ADS holders may change or revoke their voting instructions by contacting Citibank, N.A. See also “What if I plan to attend the AGM?”

WHO COUNTS THE VOTES?
Our Company Secretary will tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London, EC3V 0HR by hand or by post, or by email to ben.harber@shma.co.uk in accordance with the instructions printed thereon for tabulation (see instructions on the form of proxy).
If you hold your ordinary shares through a broker, your broker will return the form of proxy to the Company Secretary.
If you are a holder of record of ADSs, you can return your executed ADS voting instructions to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS voting instructions to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to the Company Secretary for tabulation.
HOW ARE VOTES COUNTED?
Votes will be counted by the Company Secretary, who will separately count “for” and “against” votes, and “votes withheld”. A “vote withheld” is not a vote in law and represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the proposals.
As described above, in accordance with the terms of the Deposit Agreement, holders of ADSs as of 5:00 p.m. Eastern Time on the ADS Record Date who do not provide the depositary bank with voting instructions on or before the ADS Voting Cut-Off Time will be deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM. Accordingly, we do not expect any broker non-votes on any of the proposals.
HOW MANY VOTES DO I HAVE?
On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.
WHAT IF I PLAN TO ATTEND THE AGM?
Attendance at the AGM is limited to ordinary shareholders of record as of 11:00 a.m. British Summer Time (6:00 a.m. Eastern Time) on April 24, 2024. The AGM will be held on Friday, April 26, 2024 at 11:00 a.m. British Summer Time at the offices of Latham & Watkins at 99 Bishopsgate, London, EC2M 3XF, United Kingdom. Record holders of ADSs who wish to attend the AGM must provide proof of ownership of ADSs as of the ADS Record Date, which can be obtained from Citibank, N.A. or your broker through which you hold ADSs. Record holders of ADSs who attend the AGM will not be able to vote at the AGM. To vote, record holders of ADSs should follow the voting procedures described above in “Who can vote at the AGM?”.
HOW DO YOU SOLICIT PROXIES?
We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also will reimburse Citibank, N.A. for their expenses in sending materials, including ADS voting instructions, to ADS holders of record.
WHAT DO I DO IF I RECEIVE MORE THAN ONE NOTICE OR FORM OF PROXY?
If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

WILL THERE BE ANY OTHER BUSINESS CONDUCTED AT THE AGM?
No. In accordance with our Articles of Association, no matters other than proposals 1 through 14 may be presented at the AGM. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the AGM.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE AGM?
Voting results will be announced by the filing of a Current Report on Form 8-K with the SEC within four business days after the AGM. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Proposals to be Voted On
PROPOSAL 1.
To re-elect Lisa Deschamps as a Director of the Company
Lisa Deschamps is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, she will hold office from the date of her election until such annual general meeting of shareholders where she must retire by rotation and offer herself for re-election in accordance with the Articles, or until her earlier death, resignation or removal. Ms. Deschamps has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.
Ms. Deschamps has served as a Non-Executive Director on our Board of Directors since March 2021. Ms. Deschamps has served as Chief Executive Officer and an executive board member of AviadoBIO, a private gene therapy company, since October 2021. From 1995 to October 2021, Ms. Deschamps served in various roles at Novartis Pharmaceuticals, a global healthcare company, most recently from September 2019 to October 2021 as the Senior Vice President & Chief Business Officer of AveXis, a biotechnology company that develops treatments for rare neurological genetic disorders, a subsidiary of Novartis and which was renamed Novartis Gene Therapies in September 2020, and from 2017 to September 2019 as Worldwide Business Head Neuroscience of Novartis. Ms. Deschamps has an M.B.A. in General Management from NYU Stern School of Business and a B.B.A. in marketing from IONA College, Hagan School of Business. We believe that Ms. Deschamps’ extensive leadership experience in the healthcare industry qualifies her to serve on our Board of Directors.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the re-election of Lisa Deschamps as a Director of the Company
PROPOSAL 2.
To re-elect Martin Edwards as a Director of the Company
Martin Edwards, M.D., is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until such annual general meeting of shareholders where he must retire by rotation and offer himself for re-election in accordance with the Articles, or until his earlier death, resignation or removal. Dr. Edwards has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Dr. Edwards has served as a Non-Executive Director on our Board of Directors since April 2019. From 2003 to September 2020, Dr. Edwards held various positions at Novo Ventures, a life sciences investment firm, most recently as Senior Partner. Earlier in his career, he was Corporate VP and Global Head of Drug Development for Novo Nordisk, where he led all aspects of pre-clinical and clinical drug development. Dr. Edwards currently serves on the boards of directors of Inozyme Pharma and Morphic Therapeutics, and previously served on the board of directors of KalVista Pharmaceuticals, from July 2019 to October 2022, and Reata Pharmaceuticals from August 2020 to September 2023. Dr. Edwards trained in physiology and medicine at the University of Manchester. He is a Member of the Royal College of Physicians, a Member with distinction of the Royal College of General Practitioners, a Fellow of the Faculty of Pharmaceutical Medicine. He received his B.Sc. in physiology and MBChB in medicine from the University of Manchester and his M.B.A from the University of Warwick. We believe that Dr. Edwards’ extensive experience in the pharmaceuticals industry and his experience in serving on the boards of public and private companies qualify him to serve on our Board of Directors.

VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the re-election of Martin Edwards, M.D. as a Director of the Company
PROPOSAL 3.
To re-elect Sven Anders Ullman as a Director of the Company
Sven Anders Ullman, M.D. Ph.D., is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until such annual general meeting of shareholders where he must retire by rotation and offer himself for re-election in accordance with the Articles, or until his earlier death, resignation or removal. Dr. Ullman has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Dr. Ullman has served as a Non-Executive Director on our Board of Directors since September 2015. Since January 2022, Dr. Ullman has served as Head of R&D and Chief Medical Officer of Swedish Orphan Biovitrum AB (“Sobi”). From 2015 to 2018, Dr. Ullman served as Head of the chronic obstructive pulmonary disease (“COPD”) Centre at Sahlgrenska University Hospital, Sweden. From 2013 to 2014, he was Executive Vice President and Head of Research and Development in the BioScience business unit of Baxter International Inc., a healthcare company, which became Baxalta Inc. From 2007 to 2013, Dr. Ullman was Executive Vice President, Head of Research and Development at Nycomed Pharma Private Limited (now part of Takeda Pharmaceuticals Company Limited), where he led the development and approval of Daxas, the PDE4 inhibitor used to prevent COPD exacerbations. Earlier in his career, he held a number of roles in AstraZeneca. Dr. Ullman served on the board of directors of Pexa AB, a company that develops and commercializes respiratory medicine technology, from 2016 to 2018 and on the board of directors of Sobi from May 2021 to December 2021. Dr. Ullman received a M.D. and a Ph.D. in clinical pharmacology from the University of Gothenburg. We believe that Dr. Ullman’s extensive experience in the healthcare and pharmaceuticals industries qualify him to serve on our Board of Directors.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the re-election of Sven Anders Ullman, M.D., PhD., as a Director of the Company
PROPOSAL 4.
To re-elect Christina Ackermann as a Director of the Company
Christina Ackermann is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, she will hold office from the date of her election until such annual general meeting of shareholders where she must retire by rotation and offer herself for re-election in accordance with the Articles, or until her earlier death, resignation or removal. Ms. Ackermann has agreed to serve if elected, and we have no reason to believe that she will be unable to serve.
Ms. Ackermann has served as a Non-Executive Director on our Board of Directors since September 2023. From 2016 to April 2023, Ms. Ackermann served in various roles at Bausch + Lomb Corporation, a global healthcare company, most recently from January 2022 to April 2023 as Executive Vice President, General Counsel and Global President Ophthalmic Pharmaceuticals. Previously, Ms. Ackermann was part of the Novartis group of companies for 14 years where she served in various roles including Global Head, Legal and General Counsel of Alcon and Sandoz. Ms. Ackermann currently serves as a Non-Executive Director on the board of Oculis Holding AG, since March 2023, and previously served on the board of directors of Graybug Vision, Inc. Ms. Ackermann holds a Post Graduate Diploma in EC Competition Law from King’s College at the University of London, UK, and a LLB from Queen’s University, Kingston, Canada. We believe that Ms. Ackermann’s extensive experience in the pharmaceuticals industry and her experience in serving on the boards of public and private companies qualify her to serve on our Board of Directors.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the re-election of Christina Ackermann as a Director of the Company
PROPOSAL 5.
To re-elect Michael Austwick as a Director of the Company
Michael Austwick is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until such annual general meeting of shareholders where he must retire by rotation and offer himself for re-election in accordance with the Articles, or until his earlier death, resignation or removal. Mr. Austwick has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Mr. Austwick has served as a Non-Executive Director on our Board of Directors since February 2024. From June 2022 to November 2023, Mr. Austwick served as chief executive officer of Vectura Group Ltd., a pharmaceutical company developing inhaled medicines. From September 2017 to June 2022, Mr. Austwick worked for Novartis Pharmaceuticals, a global health company, serving as General Manager Nordic Cluster from September 2020 to June 2022, and Global Head of Respiratory from 2017 to September 2020. Prior to that, from 2014 to 2017, Mr. Austwick served in various roles of increasing responsibility for AstraZeneca, including Vice President Global Inhaled Respiratory and Head of US Respiratory. Mr. Austwick received an M.Sc. in Information Management from The University of Hull and a B.Sc. in Management and Systems from City University, London. We believe that Mr. Austwick’s extensive experience in the healthcare and pharmaceuticals industries qualify him to serve on our Board of Directors.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the re-election of Michael Austwick as a Director of the Company
Our Board of Directors
Our Board of Directors currently consists of eleven members, including one executive director and ten non-executive directors.

Our Articles of Association require that those directors who were appointed by the Board since our 2023 annual general meeting of shareholders must retire from office and may offer themselves for re-election. Accordingly, Christina Ackermann and Michael Austwick will each retire from office and offer themselves for re-election by our shareholders at the AGM.
In accordance with our Articles of Association, one-third (or such number nearest to but not exceeding one-third) of the Company’s directors retire from office at every annual general meeting of shareholders. Retiring directors are eligible for re-election and, if no other director is elected to fill his or her position and the director is willing, shall be re-elected by default. The directors to retire at the annual general meeting in every year shall include (so far as necessary to obtain the number required) any director who wishes to retire and not to offer himself or herself for re-election. Any further directors so to retire shall be the directors who have been longest in office since their last election. As between directors of equal seniority, the directors to retire shall in the absence of agreement be selected from among them by lot. Of the 9 directors subject to retirement by rotation, Lisa Deschamps, Martin Edwards, M.D. and Sven Anders Ullman (Anders Ullman), M.D., Ph.D. will, on this occasion, retire from office and stand for re-election by our shareholders.
Having carried out an evaluation of the individual performance of each of Lisa Deschamps, Martin Edwards, M.D., Anders Ullman, M.D., Ph.D., Christina Ackermann and Michael Austwick with the support of the Nomination and Corporate Governance Committee, our Board of Directors is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board of Directors considers that it is entirely appropriate for each of Lisa Deschamps, Martin Edwards, M.D., Anders Ullman, M.D., Ph.D., Christina Ackermann and Michael Austwick to seek re-election at the AGM.
Each of the above directors has been nominated for re-election and no other nominees for directors have been presented. Therefore, it is anticipated that following the AGM, if all of the above directors are re-elected, the Board of Directors will be comprised of eleven members, including one executive director and ten non-executive directors.
The following table sets forth information regarding our directors as of the date of this proxy statement:
Name	Age	Director Since	Position(s)
David Zaccardelli, Pharm.D.	59	2020	Chief Executive Officer and Director
David Ebsworth, Ph.D.	69	2014	Non-Executive Chairperson of the Board of Directors
Christina Ackermann	59	2023	Non-Executive Director
Michael Austwick	54	2024	Non-Executive Director
James Brady	61	2022	Non-Executive Director
Ken Cunningham, M.D.	71	2015	Non-Executive Director
Lisa Deschamps	52	2021	Non-Executive Director
Martin Edwards, M.D.	68	2019	Non-Executive Director
Mahendra Shah, Ph.D.	79	2016	Non-Executive Director
Vikas Sinha	60	2016	Non-Executive Director
Anders Ullman, M.D., Ph.D.	68	2015	Non-Executive Director
Biographical information for Lisa Deschamps, Martin Edwards, M.D., Anders Ullman, M.D., Ph.D., Christina Ackermann and Michael Austwick, nominees to our Board of Directors, is set forth in “Proposal 1 — To re-elect Lisa Deschamps as a Director of the Company,” “Proposal 2 — To re-elect Martin Edwards as a Director of the Company,” “Proposal 3 — To re-elect Anders Ullman as a Director of the Company,” Proposal 4 — To re-elect Christina Ackermann as a Director of the Company,” and Proposal 5 — To re-elect Michael Austwick as a Director of the Company”, respectively. Biographical information for our other directors is set forth below under “Continuing Members of the Board of Directors.”
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS
Below is biographical information for those directors who are not standing for re-election at the AGM and who will continue on the Board of Directors following the AGM:

David Zaccardelli, Pharm.D. Dr. Zaccardelli has served as our President and Chief Executive Officer and on our Board of Directors since February 2020. From 2018 until its acquisition by Swedish Orphan Biovitrum AB (“Sobi”) in November 2019, Dr. Zaccardelli served as President and CEO and on the board of directors of Dova Pharmaceuticals, a U.S. company developing therapeutics for rare diseases. Previously, he was Acting CEO and on the board of directors of Cempra, Inc., a pharmaceuticals company, from 2016 until the company’s merger with Melinta Therapeutics in 2017, and he served on the board of directors of Melinta Therapeutics from 2017 to 2020. From 2004 until 2016, Dr. Zaccardelli served in several senior management roles at United Therapeutics Corporation, a biotechnology company, including as Chief Operating Officer, Chief Manufacturing Officer and Executive Vice President, Pharmaceutical Development and Operations. Prior to United Therapeutics, he founded and led a start-up company focused on contract research positions and held a variety of clinical research positions at Burroughs Wellcome & Co, a non-profit medical research organization, and pharmaceutical companies Glaxo Wellcome and Bausch & Lomb Pharmaceutical. Dr. Zaccardelli received a Pharm.D. from the University of Michigan. We believe that Dr. Zaccardelli’s extensive leadership experience in the pharmaceutical industry qualifies him to serve on our Board of Directors.
David Ebsworth, PhD. Dr. Ebsworth has served as the Non-Executive Chairperson of our Board of Directors since December 2014. Dr. Ebsworth has served as a Visiting Professor at the University of Surrey Business School since April 2016. From 2009 to 2014, Dr. Ebsworth served as Chief Executive Officer of Vifor Pharma, the specialty pharma division of Galenica AG Group, a pharmaceutical wholesaler and retailer, and as a member of Galenica’s Executive Committee. In 2012, Dr. Ebsworth was also named as Chief Executive Officer of Galenica and as Chairperson of Galenica’s Executive Committee, positions he held until 2014. From 2009 to 2014, he was the Chief Executive Officer of Vifor Pharma AG, a pharmaceutical company. In his earlier career, Dr. Ebsworth worked with Bayer AG for over 19 years, heading the Canadian, North American and global pharmaceutical business. He also served as Chief Executive Officer of Oxford Glycosciences, a biotech company, listed on the London Stock Exchange and Nasdaq, which was acquired by Celltech plc (now part of UCB, a global biopharmaceutical company) in 2003. Dr. Ebsworth has served on the boards of directors of Sartorius AG since January 2020 and Synlab AG since January 2021. Dr. Ebsworth received a B.Sc. and a Ph.D. in industrial relations from the University of Surrey. We believe that Dr. Ebsworth’s extensive experience in the pharmaceutical industry and his extensive leadership experience qualify him to serve on our Board of Directors.
James Brady Mr. Brady has served as a Non-Executive Director on our Board of Directors since March 2022. From 1988 to 2018, Mr. Brady served in multiple leadership roles of increasing responsibility for AstraZeneca prior to his retirement in 2018. His more than thirty years of progressive experience at AstraZeneca included successful national, regional and global finance roles in corporate operations, manufacturing, commercial, marketing, market access, audit, international business, and biologics discovery and development. He most recently served as Chief Financial Officer of MedImmune, the biologics discovery and development division of AstraZeneca, from 2013 to 2018. During his tenure at MedImmune, biologics grew to represent more than half of the product development portfolio of AstraZeneca and five biologics were successfully brought to market. Mr. Brady is a Certified Public Accountant and previously worked at Arthur Andersen & Company. He holds a B.S. in Accounting from Saint Joseph’s University and an MBA from Drexel University. We believe that Mr. Brady’s extensive experience in senior finance roles in the pharmaceutical industry qualifies him to serve on our Board of Directors.
Kenneth Cunningham, M.D. Dr. Cunningham has served as a Non-Executive Director on our Board of Directors since September 2015. Dr. Cunningham has over 30 years’ experience in the pharmaceutical industry including leadership roles at several companies focused on developing respiratory medicines. Between 2006 and 2010, he was at SkyePharma plc, a pharmaceutical company that is now part of Vectura Group plc, initially as Chief Operating Officer and subsequently as Chief Executive Officer where he was involved in the late-stage development of flutiform for asthma. Prior to that, he was the Chief Executive Officer of Arakis Ltd., a pharmaceutical company, from 2001 to 2005, where he was involved in the early clinical development of glcopyrronium bromide, now marketed as Seebri for chronic obstructive pulmonary disease. Earlier in his career, Dr. Cunningham held a variety of clinical development and commercial strategy roles at pharmaceutical companies GlaxoWellcome plc and Warner-Lambert. Dr. Cunningham previously served on the board of directors of Abzena plc from 2010 to 2018. Dr. Cunningham received an M.B.B.S. from

St. Mary’s, Imperial College, London University. We believe that Dr. Cunningham’s extensive leadership experience in the pharmaceutical industry qualifies him to serve on our Board of Directors.
Mahendra Shah Dr. Shah has served as a Non-Executive Director on our Board of Directors since July 2016. Dr. Shah was designated for appointment to our Board of Directors by funds affiliated with Vivo Capital, a healthcare investment firm, pursuant to a relationship agreement that we entered into with such funds in 2016. Although such agreement automatically terminated on the closing of the 2020 Private Placement, Dr. Shah continues to serve as a Non-Executive Director. Dr. Shah has served as a Senior Fellow of Vivo Capital since January 2021, where he previously served as Managing Director from 2010 to January 2021. Dr. Shah is also the founder and Executive Chair of Semnur Pharmaceuticals (acquired by Scilex Pharmaceuticals, Inc.), a specialty pharmaceutical company. He previously served as a member of the board of directors of Homology Medicines, Soleno Therapeutics, Crinetics Pharmaceuticals and Impel NeuroPharma, Inc., and currently serves as a member of the board of directors of Bolt Biotherapeutics since 2017 and several private companies in the biopharmaceutical and biotechnology industries. Dr. Shah received his Ph.D. in industrial pharmacy from St. John’s University and his Bachelor’s and Master’s Degrees in Pharmacy from L.M. College of Pharmacy in Gujarat, India. We believe Dr. Shah’s experience in the biomedical and pharmaceutical industries and his experience in serving on the boards of public and private companies qualify him to serve on our Board of Directors.
Vikas Sinha Mr. Sinha has served as a Non-Executive Director on our Board of Directors since September 2016. Mr. Sinha has over 20 years’ experience working in executive finance roles in the life sciences industry. Mr. Sinha is co-founder and has served as the Chief Financial Officer of ElevateBio, Inc., a holding company focused on building cell and gene therapy companies, since February 2019. He has served as President and Chief Financial Officer of AlloVir, Inc., an ElevateBio portfolio company, since September 2019. From 2005 to 2016, Mr. Sinha was the Chief Financial Officer of Alexion Pharmaceuticals, Inc., a biotechnology company, where he was responsible for finance, business development, strategy, investor relations and IT. Prior to joining Alexion, Mr. Sinha held various positions with Bayer AG, a pharmaceuticals company, in the United States, Japan, Germany and Canada, including Vice President and Chief Financial Officer of Bayer Pharmaceuticals Corporation in the United States and Vice President and Chief Financial Officer of Bayer Yakuhin Ltd. He currently serves as a member of the board of directors of AlloVir, and previously served on the board of directors of BCLS Acquisition Corp. from October 2020 to December 2022. Mr. Sinha holds a Bachelor of Commerce degree from Tribhuvan University and an M.B.A. from the Asian Institute of Management. He is also a qualified Chartered Accountant from the Institute of Chartered Accountants of India and a Certified Public Accountant in the United States. We believe Mr. Sinha’s experience as a finance professional in the life science industry qualifies him to serve on our Board of Directors.
BOARD DIVERSITY MATRIX
As of the date of this filing, March [  ], 2024, the diversity statistics for the eleven members of our Board of Directors are as follows:
Board Diversity Matrix (As of March [ ], 2024)
Country of Principal Executive Offices	United Kingdom
Foreign Private Issuer	No
Disclosure Prohibited Under Home Country Law	No
Total Number of Directors	11

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	9	—	—
Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction			6
LGBTQ+			1
Did Not Disclose Demographic Background			—
PROPOSAL 6.
To receive and adopt the 2023 U.K. Annual Report
The Companies Act requires the directors of a public company to lay before the company in general meeting copies of the directors’ reports, the independent auditors’ report and the audited financial statements of the company in respect of each financial year.
At the AGM, our Board of Directors will present our U.K. statutory annual accounts and Directors’ reports for the year ended December 31, 2023 and the report of the auditors thereon (the “2023 U.K. Annual Report”). We will provide our shareholders with an opportunity to receive our 2023 U.K. Annual Report and to adopt it.
In accordance with best practice, the Company proposes an ordinary resolution to receive and adopt the 2023 U.K. Annual Report.
The 2023 U.K. Annual Report is appended as Annex A to this proxy statement and may also be found on our investor relations website located at www.veronapharma.com/investors.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the receipt and adoption of the 2023 U.K. Annual Report
PROPOSAL 7.
To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report
At the AGM, our Board of Directors will present our U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2023, as set out on pages [  ] to [  ] of the 2023 U.K. Annual Report appended as Annex A to this proxy statement. The U.K. statutory Directors’ Remuneration Report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Remuneration Committee of the Board of Directors (the “Remuneration Committee”) believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.
At the AGM, the shareholders will vote on the Directors’ Remuneration Report. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Remuneration Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the Directors’ Remuneration Report will be delivered to the U.K. Registrar of Companies.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the receipt and approval, as a non-binding advisory resolution, of the U.K. statutory Directors’ Remuneration Report
PROPOSAL 8.
To receive and approve the U.K. Directors’ Remuneration Policy, as set out on pages [  ] to [  ] of the U.K. Annual Report, which, if approved, will take effect upon conclusion of the AGM.
At the AGM, our Board of Directors will present our U.K. statutory Directors’ Remuneration Policy as set out on pages [  ] to [  ] of the 2023 U.K. Annual Report appended as Annex A to this proxy statement, which, if approved, will take effect upon conclusion of the AGM.
Our Directors’ Remuneration Policy is used to determine the remuneration of our directors, including our President and Chief Executive Officer (our sole executive director). The policy has as its key objectives the engagement and retention of high-caliber directors with the requisite experience and knowledge. The original remuneration policy was approved by the shareholders at our 2018 annual general meeting and an updated policy was approved by shareholders at our 2021 annual general meeting. As set out on pages [   ] to [  ] of the 2023 U.K. Annual Report appended as Annex A to this proxy statement, we submit our new proposed remuneration policy, the aim of which is to enable the Company to offer remuneration packages that are designed to promote the long-term success of the Company. The policy, as proposed, is substantively the same as the prior remuneration policy, as our Board of Directors and Remuneration Committee consider that the prior remuneration policy continues to be appropriate and fit for purpose, with the key changes being that remuneration will be benchmarked against a broader group of life sciences companies, which are no longer limited to clinical development stage companies, and with benchmarking taking into account a broad range of those peer companies’ financial metrics. The Remuneration Committee is committed to reviewing the policy on an ongoing basis in order to ensure that it remains effective and competitive. Our Board of Directors has approved the Directors’ Remuneration Policy and believes it is effective to achieve its objectives. The Directors’ Remuneration Policy, if approved, will take effect immediately upon conclusion of the AGM.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the receipt and adoption of the U.K. Directors’ Remuneration Policy
PROPOSAL 9.
To approve an increase in the maximum aggregate level of Non-Executive Director annual remuneration to £750,000 per annum
Article 21.4 of the Company’s Articles of Association currently allows the payment of non-executive directors’ fees up to £500,000 per annum in aggregate, which limit was set in 2017. Recognising that the

Company has advanced its development and grown in size and market capitalization since that time, in 2023, the Remuneration Committee engaged external remuneration advisors to review the peer group of companies used for benchmarking the fees payable to the non-executive directors. This review resulted in changes to the peer group to include companies with a similar stage of development, market capitalization and financial profile. In order to properly compensate and retain qualified members of the Board of Directors relative to the peer group, and in recognition of the additional time commitment and responsibilities of the non-executive directors as the Company has advanced, the Remuneration Committee determined to increase the fees payable to the non-executive directors. Accordingly, the shareholders are being asked to approve an increase to the limit on the maximum payment of fees payable by the Company (excluding any remuneration payable to executive directors) for the services of the non-executive directors to an aggregate sum not to exceed £750,000 per annum on an ongoing basis. The Company’s Articles of Association provide that this increase may be effected by an ordinary resolution.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the increase in the maximum aggregate level of Non-Executive Director annual remuneration of £750,000 per annum
PROPOSAL 10.
To appoint EY as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders
At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting of shareholders. Proposal 10 seeks your approval of the appointment of Ernst & Young LLP (“EY”), to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal, the Board of Directors may appoint an auditor to fill the vacancy.
EY has indicated its willingness to act as the Company’s auditors. A representative of EY is expected to be present at the AGM and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our shareholders.
CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM
As previously disclosed, on December 14, 2023, the Audit and Risk Committee of the Board of Directors dismissed PricewaterhouseCoopers LLP (“PwC”) and approved the engagement of EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024, contingent upon the appointment of EY as the Company’s independent auditor by the Company’s shareholders at the AGM.
The reports of PwC on the Company’s financial statements for each of the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through December 14, 2023, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of

PwC, would have caused PwC to make reference to the matter in its report on the financial statements for such years, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
The Company provided PwC with a copy of the disclosures included in its Current Report on Form 8-K filed with the SEC on December 18, 2023 (the “Current Report”) and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in the Current Report. This letter was filed as Exhibit 16.1 to the Current Report.
During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period from January 1, 2023 through December 14, 2023, neither the Company nor anyone acting on its behalf consulted with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the appointment of EY as the Company’s auditor
Report of the Audit Committee of the Board of Directors
The Audit and Risk Committee of the Board (“Audit Committee”) has reviewed the audited consolidated financial statements of Verona Pharma plc (the “Company”) for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Vikas Sinha (Chair)
Christina Ackermann
David Ebsworth, Ph.D.
James Brady

Independent Registered Public Accounting Firm Fees
Aggregate fees for professional services rendered by our independent registered public accounting firm, PwC, for the years ended December 31, 2023 and 2022 are set forth in the table below.
Fee Category	2023	2022
Audit Fees	$900,000	$420,000
Audit-Related Fees	$158,000	$201,000
Tax Fees	—	—
All Other Fees	$97,000	$403,000
Total Fees	$1,155,000	$1,024,000
Audit Fees
For the years ended December 31, 2023 and December 31, 2022, Audit Fees consisted of fees for the audit of annual financial statements and statutory audits, and for the year ended December 31, 2023, also consisted of fees for the audit of internal control over financial reporting.
Audit-Related Fees
For the years ended December 31, 2023 and December 31, 2022, Audit-Related Fees consisted of fees for quarterly interim reviews.
All Other Fees
For the years ended December 31, 2023 and December 31, 2022, “All Other Fees” consisted of fees related to capital markets-related services provided by PwC, and for the year ended December 31, 2023, also included technology fees.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage our independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
PROPOSAL 11.
To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024
Proposal 11 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2024. Fees for PwC in respect of the years ended December 31, 2023 and

December 31, 2022, are set forth above under “Independent Registered Public Accounting Firm Fees and Other Matters.” The Audit Committee has dismissed PwC as of December 14, 2023 and has appointed EY as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024, contingent upon approval of the Company’s shareholders at the AGM. Additional information regarding the dismissal of PwC and the appointment of EY can be found above under Proposal 10.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR authorization of the Audit Committee to determine EY’s remuneration for the year ending December 31, 2024
PROPOSAL 12.
To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our shareholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive and Director Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, we ask our shareholders to vote “FOR” the following resolution at the AGM:
“RESOLVED, that the Company’s shareholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”
We believe that our compensation programs and policies for the year ended December 31, 2023 were an effective incentive for the achievement of our goals, aligned with shareholders’ interest and are worthy of shareholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive and Director Compensation” set forth below in this proxy statement.
This vote is merely advisory and will not be binding upon us, our Board of Directors or our Remuneration Committee, nor will it create or imply any change in the duties of us, our Board of Directors or our Remuneration Committee. The Remuneration Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board of Directors values constructive dialogue on executive compensation and other significant governance topics with our shareholders and encourages all shareholders to vote their shares on this important matter. At our 2023 annual general meeting of shareholders held on April 27, 2023, our shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board of Directors determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this AGM) is expected to occur at our 2025 annual general meeting of shareholders.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers
PROPOSAL 13.
To authorize the Board of Directors to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [    ] shares representing [    ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document)).
To authorize the Board of Directors generally and unconditionally for the purposes of Section 551 of the Companies Act to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [    ] shares representing [    ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document)) to such persons at such times and upon such conditions as the directors may determine (subject to the Company’s Articles of Association).
This authority will replace any existing authorities to the extent not utilized at the date this resolution is passed and will, unless previously renewed, revoked or varied by the Company in general meeting, expire on June 1, 2025, provided that the Company may, at any time before such expiry, make an offer or enter into an agreement that would or might require shares to be allotted or Rights to be granted after such expiry and the Board of Directors may allot such shares or grant Rights pursuant to any such offer or agreement as if the authority conferred hereby had not expired.
VOTE REQUIRED
This proposal requires approval by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Withheld votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the authorization of Directors to exercise all the powers to the Company to allot shares in the Company or grant Rights up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [    ] shares representing [    ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document))

PROPOSAL 14.
To authorize the Board of Directors to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares for cash as if Section 561(1) of the Companies Act does not apply to any such allotment
As a U.K.-incorporated company, the Company’s ordinary shareholders are entitled, under Section 561(1) of the Companies Act, to pre-emption rights, whereby, in the event that the Company wishes to allot new equity securities for cash, those securities must first be offered to existing shareholders in proportion to the number of ordinary shares they each hold before they can be offered to new shareholders.
Subject to and conditioned upon the passing of Proposal 13 above, this Proposal 14 authorizes the Board of Directors pursuant to Section 570 and 573 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred by Proposal 13 above and/or to sell ordinary shares held by the Company as treasury shares for cash, as if Section 561(1) of the Companies Act did not apply to any such allotment or sale, provided that this power will be limited to the allotment of equity securities or sale of treasury shares up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [    ] shares representing [    ]% of the Company’s existing ordinary share capital as at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document)), will replace any existing disapplication of Section 561 of the Companies Act to the extent not utilized at the date this resolution is passed and will expire on June 1, 2025, unless previously renewed, varied or revoked by the Company in general meeting, provided that the Company may, before such expiry, make an offer or agreement which would or might require shares in the Company or rights to be allotted or granted or treasury shares to be sold after this authority expires and that the Directors may allot shares in the Company or grant rights or sell treasury shares pursuant to such an offer or agreement as if the authority conferred by this resolution had not expired.
The Board of Directors considers that, at this stage of the development of the Company, the ability to raise new equity funds at relatively short notice and at low cost is vital to the continuing financial health of the business. The Company believes that it is in the best interests of the Company and its shareholders for the Board of Directors to seek to retain the ability to readily raise new equity funds at the appropriate time. In order to facilitate fundraising readiness, on March 7, 2023, the Company filed a shelf registration statement with the SEC. Under U.S. securities law, the Company cannot offer or sell securities in the U.S. for the purpose of accessing capital except under an effective registration statement or under a limited number of exceptions. The filing of a shelf registration statement allows companies to take advantage of fundraising opportunities by having an effective registration statement in place when those opportunities arise. The Company’s shelf registration statement may be used for three years from March 7, 2023. The Company may offer and sell an unlimited amount of securities under the shelf registration statement, as long as it qualifies on an annual basis as a “well-known seasoned issuer,” meaning that the Company has a public float, as calculated under the U.S. securities rules, of at least $700 million. If the Company ceases to qualify as a well-known seasoned issuer, it will need to file a new shelf registration statement for a fixed dollar amount. The shelf registration statement is available on the SEC’s website at www.sec.gov.
In order to provide the flexibility to expeditiously access capital during the life of the shelf registration statement when market conditions are appropriate, the Board of Directors believe that it is in the best interests of the Company to be prepared in advance and have the authorities available without the need to convene a general meeting should they determine that it is appropriate to do so. The authorities would allow the Company to better compete for capital against other companies incorporated in the U.S. and elsewhere who are not subject to allotment or pre-emption restrictions such as those applicable to the Company as an English company.
Anti-takeover Effects of Proposal 14
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism. Because this Proposal 14, if approved, will authorize the Board of Directors to allot new equity securities for cash without first offering them to existing shareholders, it could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of our issued shares offered to new shareholders could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company. Moreover, the issuance of equity securities to persons friendly to the Board of Directors could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to shareholders generally.
As stated above, the Company has no present intent to use any relative increase in the number of issued shares of our equity securities offered to new shareholders for anti-takeover purposes, and Proposal 14 is not part of a plan by the Board of Directors to adopt a series of anti-takeover provisions; however, if Proposal 14 is approved by the shareholders, then a greater number of our equity securities would be available for such purpose than is currently available. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board has no present intent to authorize the issuance of additional ordinary shares to discourage such efforts if they were to arise.
VOTE REQUIRED
This proposal requires approval by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the proposal. Votes withheld are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the authorization of Directors to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares for cash as if Section 561(1) of the Companies Act does not apply to any such allotment

Executive Officers
The following table identifies our current executive officers:
Name	Age	Position
David Zaccardelli, Pharm.D.(1)	59	President, Chief Executive Officer and Executive Director
Andrew Fisher(3)	54	General Counsel
Mark W. Hahn(2)	61	Chief Financial Officer
Kathleen Rickard, M.D.(4)	65	Chief Medical Officer

(1)
See biography on page 12 of this proxy statement.

(2)
Mark W. Hahn. Mr. Hahn has served as our Chief Financial Officer since February 2020. From January 2018 until its acquisition by Swedish Orphan Biovitrum for up to $915 million in November 2019, Mr. Hahn served as CFO of Dova Pharmaceuticals, a company developing therapeutics for rare diseases. Previously, from 2010 until its acquisition by Melinta Therapeutics in 2017, Mr. Hahn was CFO of Cempra, Inc. Mr. Hahn served on the board of directors of ALSP Orchid Acquisition Corporation I from November 2021 to November 2023. Mr. Hahn received a B.B.A. degree in Accounting and Finance from the University of Wisconsin-Milwaukee and is a Certified Public Accountant in Maryland and North Carolina.

(3)
Andrew Fisher. Mr. Fisher has served as General Counsel of the Company since March 2024. Prior to joining Verona Pharma, Mr. Fisher founded and led a consulting practice, Andrew Fisher LLC, where he focused on providing strategic advice to start-up companies since September 2019. Previously, from 2001 until 2018, he held various roles at United Therapeutics Corporation, including Executive Vice President, Chief Strategy Officer and Deputy General Counsel, where he oversaw a variety of intellectual property, litigation, compliance, risk management, and investor and media relations matters, among other things. Mr. Fisher received a B.A. from University of Michigan and J.D. from George Washington University.

(4)
Kathleen Rickard, M.D. Dr. Rickard has served as our Chief Medical Officer since February 2019. Prior to joining Verona Pharma, Dr. Rickard served in multiple roles at Aerocrine AB, a medical diagnostics product company, including as Chief Medical Officer from 2011 to January 2019, and as Chief Compliance Officer from 2014 to 2019. Prior to Aerocrine, Dr. Rickard was Vice President Clinical Development and Medical Affairs of the Respiratory Medicines Development Centre at GlaxoSmithKline, a pharmaceutical company, and, over a period of 15 years, held a number of other leadership positions in clinical development across GlaxoSmithKline’s global respiratory franchise. Dr. Rickard received an M.D. from Hahnemann University Hospital, Philadelphia.

There are no family relationships among any of our executive officers or directors.
Corporate Governance
GENERAL
Our Board of Directors has adopted, among other policies, Corporate Governance Guidelines, a Code of Business Conduct and Ethics, an Insider Trading Compliance Policy, a Whistleblowing Policy and terms of reference for the Nomination and Corporate Governance Committee, Audit Committee, and Remuneration Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of our Company. You can access our current committee terms of reference, our Corporate Governance Guidelines, Whistleblowing Policy and our Code of Business Conduct and Ethics

in the “Corporate Governance” section of our investor relations website located at https://www.veronapharma.com/about#corporate-governance.
BOARD COMPOSITION
Our Board of Directors currently consists of eleven members, including one executive director and ten non-executive directors.
Our Articles of Association require that those directors who were appointed by the Board since our 2023 annual general meeting of shareholders must retire from office and may offer themselves for re-election. Accordingly, Christina Ackermann and Michael Austwick will each retire from office and offer themselves for re-election by our shareholders at the AGM.
In accordance with our Articles of Association, one-third (or such number nearest to but not exceeding one-third) of the Company’s directors retire from office at every annual general meeting of shareholders. Retiring directors are eligible for re-election and, if no other director is elected to fill his or her position and the director is willing, shall be re-elected by default. The directors to retire at the AGM in every year shall include (so far as necessary to obtain the number required) any director who wishes to retire and not to offer himself or herself for re-election. Any further directors so to retire shall be the directors who have been longest in office since their last election. As between directors of equal seniority, the directors to retire shall in the absence of agreement be selected from among them by lot. Of the nine directors subject to retirement by rotation, Lisa Deschamps, Martin Edwards, M.D. and Anders Ullman, M.D., Ph.D. will, on this occasion, retire from office and stand for re-election by our shareholders.
Having carried out an evaluation of the individual performance of each of Lisa Deschamps, Martin Edwards, M.D., Anders Ullman, M.D., Ph.D., Christina Ackermann and Michael Austwick with the support of the Nomination and Corporate Governance Committee, our Board of Directors is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board of Directors considers that it is entirely appropriate for each of Lisa Deschamps, Martin Edwards, M.D., Anders Ullman, M.D., Ph.D., Christina Ackermann and Michael Austwick to seek re-election at the AGM.
Each of the above directors has been nominated for re-election and no other nominees for directors have been presented. Therefore, it is anticipated that following the AGM, if all of the above directors are re-elected, the Board of Directors will be comprised of eleven members, including one executive director and ten non-executive directors.
DIRECTOR INDEPENDENCE
All of our directors, other than David Zaccardelli, Pharm.D., qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Dr. Shah are affiliated with certain of our significant shareholders. The Board of Directors previously determined that Mr. Rishi Gupta qualified as an independent director prior to his resignation on January 31, 2024. Dr. Zaccardelli is not independent because he is the President and Chief Executive Officer of our Company.
DIRECTOR CANDIDATES
Director Nomination Process
The Nomination and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board of Directors. To facilitate the search process, the Nomination and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nomination and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nomination and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nomination and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nomination and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nomination and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.
Shareholder Recommendations and Nominees
The Nomination and Corporate Governance Committee and the Board have not established a formal policy with regard to the consideration of director candidates recommended by shareholders. This is due to the following factors: (i) the limited number of such recommendations, (ii) the need to evaluate such recommendations on a case-by-case basis, and (iii) the expectation that recommendations from shareholders would be considered in the same manner as recommendations by directors, officers, outside advisors or search firms in the event of a vacancy on the Board.
Shareholders who desire to nominate persons directly for election to the Board of Directors at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information — Shareholder Proposals for 2025 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself or herself for re-election, or by ordinary resolution of the shareholders of the Company.
COMMUNICATIONS FROM SHAREHOLDERS
The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Company Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as they consider appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Company Secretary or General Counsel and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board of Directors should address such communications to the Board of Directors in writing: c/o Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London, EC3V 0HR.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company based on the circumstances at that time. We recognize that different board leadership structures may be appropriate for companies in different situations.
Based on the Company’s present circumstances, the Board believes that the Company and its shareholders are best served by having Dr. Ebsworth serve as its Chairperson of the Board and Dr. Zaccardelli serve as its Chief Executive Officer. Our current leadership structure permits Dr. Zaccardelli to focus his attention on managing our Company and permits Dr. Ebsworth to manage the Board of Directors. Accordingly, we believe our current leadership structure is the optimal structure for us at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Audit Committee or Board of Directors at regular meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. As provided in the terms of reference of the Audit Committee, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In accordance with those policies, the Board and the Board committees have an active role in overseeing management of the Company’s risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks. The Audit Committee monitors compliance with legal and regulatory requirements, discusses the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, oversees management of the Company’s financial and cybersecurity risks, and considers and approves or disapproves any related person transactions. Our Nomination and Corporate Governance Committee monitors the risks relating to our corporate governance framework and succession planning for our Board of Directors and senior management. Our Remuneration Committee assesses and monitors whether any of our remuneration policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks adversely affects the Board’s leadership.
PERIODIC BOARD EVALUATION
Our Corporate Governance Guidelines require the Nomination and Corporate Governance Committee to oversee a periodic assessment of the Board and its committees.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code of Business Conduct and Ethics in the

“Corporate Governance” section of our website at www.veronapharma.com. Our Board of Directors is responsible for administering the Code of Business Conduct and Ethics. The Board of Directors is allowed to amend, alter or terminate the Code of Business Conduct and Ethics. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
ANTI-HEDGING POLICY
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders.
CLAWBACK POLICY
The Company has adopted a compensation recovery policy as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of the Nasdaq Stock Exchange. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that the Company is required to prepare an accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were 8 meetings of the Board of Directors during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the AGM; however, it is expected that directors will attend absent compelling circumstances. All of our then-serving directors attended our annual general meeting of shareholders held in 2023.
Committees of the Board
Our Board of Directors has established an Audit Committee, Remuneration Committee, and Nomination and Corporate Governance Committee, each of which operates under written terms of reference that have been approved by our Board and that are available in the “Corporate Governance” section of our investor relations website at https://www.veronapharma.com/about#corporate-governance. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our Board of Directors has determined that Christina Ackermann, David Ebsworth, Ph.D., Vikas Sinha and James Brady meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All members of the Remuneration Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the Nomination and Corporate Governance Committee are independent under the Nasdaq rules.

The members of each of the Audit, Remuneration and Nomination and Corporate Governance Committees and the committee Chairs are set forth in the following chart.
Name	Audit and Risk	Remuneration	Nomination and Corporate Governance
Christina Ackermann	X
Ken Cunningham, M.D.		Chair
James Brady	X
Lisa Deschamps			X
David Ebsworth, Ph.D.	X	X	Chair
Mahendra Shah, Ph.D.		X
Vikas Sinha	Chair		X
AUDIT AND RISK COMMITTEE
The Audit Committee’s responsibilities include, among other things:
•
monitoring the integrity of the financial statements of the Company, including its annual and interim reports, preliminary results’ announcements and any other formal announcement relating to its financial performance;

•
reviewing significant financial reporting issues and judgments that they contain;

•
reviewing and discussing with the Company’s management and external auditor the Company’s audited financial statements and quarterly financial statements to be filed with the SEC, including disclosures under the caption “management’s discussion and analysis of financial condition and results of operation” and the matters required to be discussed by applicable Public Company Accounting Oversight Board (the “PCAOB”) standards and SEC rules;

•
considering whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

•
preparing an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual general meeting of shareholders;

•
overseeing the appointment, re-appointment, and removal of the Company’s external auditor;

•
overseeing the relationship with the external auditor;

•
reviewing and approving the annual audit plan;

•
coordinating the Board of Directors’ oversight of the Company’s internal control over financial reporting and disclosure controls and procedures;

•
discussing the Company’s policies with respect to risk assessment and risk management;

•
establishing the Company’s arrangements for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•
reviewing the Company’s policies and procedures for reviewing and approving or ratifying related person transactions.

The current members of the Audit Committee are Christina Ackermann, James Brady, David Ebsworth, Ph.D. and Vikas Sinha. Mr. Sinha serves as the Chairperson of the Audit Committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board of Directors has determined that each of Vikas Sinha and James Brady is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee meets as often as one or more members of the Audit Committee deem necessary, but in any event, meets at least four times per year. The Audit Committee meets at least once per year with our independent accountant, without our management being present. The Audit Committee met 6 times in 2023.

REMUNERATION COMMITTEE
The Remuneration Committee’s responsibilities include, among other things:
•
determining and agreeing with the Board of Directors the framework for the remuneration of the Company’s chief executive, chairperson, the executive directors, the company secretary and such other members of the Company’s management as it is designated to consider;

•
approving all service contracts between the Company and its directors or between the Company and any subsidiary and its directors;

•
determining the policy for, and scope of, pension arrangements for each executive director and other senior executives;

•
establishing the selection criteria, selecting, appointing and setting the terms of reference for any remuneration consultants who advise the Remuneration Committee and, when considered necessary, to obtain reliable, up-to-date information about remuneration in other companies;

•
making a report each year to the shareholders on behalf of the Board of Directors, which report should form part of, or be annexed to, the Company’s annual report and accounts;

•
to the extent that the Company is required to include a Compensation Discussion and Analysis (“CD&A”) in our proxy statement, reviewing and discussing with management our CD&A and considering whether it will recommend to the Board of Directors that the CD&A be included in the proxy statement; and

•
if required, preparing the annual compensation committee report pursuant to the rules of the Exchange Act.

The Remuneration Committee has the authority to retain or obtain the advice of remuneration consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the Board of Directors, to pay the compensation of such consultant, counsel or advisor as approved by the Remuneration Committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the Remuneration Committee shall take into consideration the factors affecting independence required by applicable SEC rules and Nasdaq rules. The Remuneration Committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the Remuneration Committee or any advisors engaged by the Remuneration Committee.
During 2023, the Remuneration Committee engaged Aon Consulting, Inc. (“Aon”) to provide benchmarking and advice on compensation of our executive officers and non-executive directors. The Remuneration Committee has considered the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the Remuneration Committee, (v) stock ownership by compensation advisors, and (vi) business or personal relationships with executives of the company and does not believe Aon’s work in 2023 raised a conflict of interest. For discussion of the role of compensation consultants in determining executive and non-executive director compensation, please refer to the section entitled “Executive and Director Compensation” below.
The current members of our Remuneration Committee are Ken Cunningham, M.D., David Ebsworth, Ph.D. and Mahendra Shah, Ph.D. Dr. Cunningham serves as the Chairperson of the Remuneration Committee.
The Remuneration Committee met 8 times during 2023.
NOMINATION AND CORPORATE GOVERNANCE COMMITTEE
The Nomination and Corporate Governance Committee’s responsibilities include, among other things:
•
evaluating the structure, size and composition (including the skills, knowledge and experience) of the Board of Directors and make recommendations to the Board of Directors with regard to any adjustments that are deemed necessary;

•
identifying and nominating, for the approval of the Board of Directors, candidates to fill Board vacancies as and when they arise;

•
putting in place plans for the orderly succession of appointments to the Board of Directors and to senior management;

•
making recommendations to the Board of Directors on the membership of the Audit and Risk, Remuneration and Nomination and Corporate Governance Committees, in consultation with the chairs of those committees; and

•
overseeing a periodic self-evaluation of the Board of Directors to determine whether it and its committees are functioning effectively.

The current members of our Nomination and Corporate Governance Committee are Lisa Deschamps, David Ebsworth, Ph.D. and Vikas Sinha. Dr. Ebsworth serves as the Chairperson of the Nomination and Corporate Governance Committee.
The members of the Nomination and Corporate Governance Committee met 6 times during 2023.
Executive and Director Compensation.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2023 Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:
•
David Zaccardelli, Pharm.D., President and Chief Executive Officer;

•
Mark Hahn, Chief Financial Officer; and

•
Kathleen Rickard, M.D., Chief Medical Officer

2023 SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and December 31, 2022:
Name and Principal Position	Year	Cash Base Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Zaccardelli, Pharm.D.	2023	819,568	5,324,000	440,705	13,200(2)	6,597,473
President and Chief Executive Officer (PEO)	2022	524,842	4,133,500	497,297	27,501	5,183,140
Mark W. Hahn	2023	551,291	5,324,000	293,803	13,200(2)	6,182,294
Chief Financial Officer	2022	430,450	3,983,498	331,531	22,401	4,767,880
Kathleen Rickard, M.D.	2023	458,333	1,331,000	192,500	—	1,981,833
Chief Medical Officer	2022	434,439	863,000	217,220	3,342	1,518,001

(1)
Amounts reflect the full grant-date fair value of stock awards granted during 2022 and 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a description of the assumptions used in valuing these awards, see Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(2)
Consists of Company retirement plan contributions.

Narrative to 2023 Summary Compensation Table
2023 Annual Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Our Remuneration Committee periodically reviews named executive officer base salaries in consultation with management to determine whether any adjustments are necessary or appropriate. The following table shows the annual base salaries of our named executive officers for 2023 and 2024. Except as otherwise noted, all annual base salary increases were effective January 1 of the given year.
Name	2023 Annual Base Salary ($)	2024 Annual Base Salary ($)
David Zaccardelli(1)	839,437	873,015
Mark W. Hahn(1)	559,625	582,010
Kathleen Rickard	458,333	504,167

(1)
As further described below in the section entitled “— Executive Compensation Arrangements,” prior to February 1, 2023, Dr. Zaccardelli’s and Mr. Hahn’s annual base salaries were payable in part in cash and in part in restricted stock units, as agreed by each executive and the Company each year. Beginning on February 1, 2023, 100% of the executives’ annual base salaries was paid in cash.

2023 Annual Cash Bonuses
In addition to base salaries, our named executive officers are eligible to receive a discretionary bonus designed to drive the achievement of the Company’s strategic and corporate objectives. The goals are set at the start of the year by the Board of Directors and performance against objectives is assessed by the remuneration committee at the end of the relevant financial year. Dr. Zaccardelli and Mr. Hahn are each eligible to receive an annual bonus targeted at 50% of his base salary, while Dr. Rickard is eligible to receive an annual bonus targeted at 40% of her base salary.
For 2023, our corporate bonus objectives were based on operational and financial milestones, which consisted of meeting with the U.S. Food and Drug Administration with respect to the Company’s New Drug Application (“NDA”) for nebulized ensifentrine for the maintenance treatment of chronic obstructive pulmonary disease and submission and acceptance for filing of the NDA, advancing and completing certain pre-commercialization activities to support the launch of ensifentrine in the U.S. and, if approved, completing a feasibility study of the ensifentrine/glycopyrrolate fixed dose combination formulation, generating options for partnering for the development and commercialization of ensifentrine outside the U.S., and Company operation at or below an approved budget; however, our remuneration committee did not assign any particular weights to any particular objectives, nor did it have separate goals for any particular executive.
Based on its evaluation of Company performance, the remuneration committee determined that, in the aggregate, the Company’s corporate bonus objectives were attained at 105% of target levels of performance, and the committee approved annual bonuses that represented 105% of the target annual bonus for each of the named executives. The actual annual cash bonuses awarded to each named executive officer for 2023 performance are set forth above in the 2023 Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Equity Compensation
We grant equity-based compensation awards from time to time to motivate and retain our executive officers. In 2023, Dr. Zaccardelli, Mr. Hahn and Dr. Rickard were granted awards of time-based restricted stock units (“RSUs”) covering 100,000, 100,000 and 25,000 ADSs, respectively, and performance restricted stock units (“PRSUs”) covering 300,000, 300,000 and 75,000 ADSs, respectively. These awards were granted under our 2017 Incentive Plan. The awards of RSUs are scheduled to vest (i) as to 25%, upon the first anniversary of a specified vesting commencement date and (ii) as to the remainder, in quarterly installments over the following 3 years, subject generally to continued employment and potential accelerated vesting. The awards of PRSUs are scheduled to vest (i) as to 33%, upon achievement of a performance condition related to the commercialization of ensifentrine in the U.S. and (ii) as to the remainder, in eight quarterly installments over the 2 years following the achievement of such performance condition, subject generally to continued employment and potential accelerated vesting.

Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our U.S.-based employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to 4% of participants’ eligible earnings, subject to limits under the Internal Revenue Code. Matching contributions made during 2023 vest immediately.
Employee Benefits and Perquisites
We offer the opportunity to participate in various health and welfare programs to our full-time employees, including our named executive officers, who participate on the same basis as other full-time employees. These programs include medical, dental and vision benefits; short-term and long-term disability insurance; and life insurance. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END
The following table summarizes the number of company securities underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023. Awards cover ordinary shares and/or ADSs; however, amounts shown below are expressed in terms of the number of ADSs that are covered by each such award.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David Zaccardelli	5/7/2020(1)	—	—	—	—	32,914	654,330	—	—
	8/20/2020(1)	—	—	—	—	111,577	2,218,151	—	—
	9/26/2022(2)	—	—	—	—	337,500	6,709,500	—	—
	10/20/2023(3)					100,000	1,988,000
	10/20/2023(4)	—	—	—	—			300,000	5,964,000
Mark W. Hahn	5/7/2020(1)	—	—	—	—	24,685	490,738	—	—
	8/20/2020(1)	—	—	—	—	119,802	2,381,664	—	—
	9/26/2022(2)	—	—	—	—	337,500	6,709,500	—	—
	10/20/2023(3)	—	—	—	—	100,000	1,988,000
	10/20/2023(4)							300,000	5,964,000
Kathleen Rickard	4/1/2019	70,000	—	5.99	3/29/2029	—	—
	3/3/2020	11719	781(5)	5.64	3/3/2030	—	—	—	—
	8/20/2020(6)	—	—	—	—	71,887	1,429,114	—	—
	9/26/2022(2)	—	—	—	—	75,000	1,491,000	—	—
	10/20/2023(3)	—	—	—	—	25,000	497,000
	10/20/2023(4)							75,000	1,491,000.00

(1)
The outstanding restricted stock units cover ADSs and vest on February 1, 2024, provided that the restricted stock units will immediately vest prior to a change in control, subject, in each case, to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section below titled “— Executive Compensation Arrangements.”
(2)
The outstanding restricted stock units cover ADSs and vest in twelve equal quarterly installments (with the first such installment occurring on February 1, 2024), provided that the restricted stock units will immediately vest prior to a change in control, subject, in each case, to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section below titled “— Executive Compensation Arrangements.”

(3)
The outstanding restricted stock units cover ADSs and vest (i) as to 25% of the restricted stock units, on November 1, 2024, and (ii) as to the remainder, in twelve equal quarterly installments thereafter, provided that the restricted stock units will immediately vest prior to a change in control, subject, in each case, to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section below titled “— Executive Compensation Arrangements.”

(4)
The outstanding PRSUs cover ADSs and vest (i) as to 33% of the restricted stock units, upon achievement of a certain performance condition described above in the section entitled “Narrative to 2023 Summary Compensation Table — Equity Compensation,” and (ii) as to the remainder, in eight equal quarterly installments thereafter, provided that the PRSUs will immediately vest prior to a change in control, subject, in each case, to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section below titled “— Executive Compensation Arrangements.”

(5)
The option covers ADSs and the unvested portion of the option vested on March 3, 2024, subject, in each case, to Dr. Rickard’s continued employment with us through the applicable vesting date.

(6)
The outstanding restricted stock units cover ADSs and vest in three equal quarterly installments (with the first installment vesting on February 1, 2024), provided that the restricted stock units will immediately vest prior to a change in control, subject, in each case, to the holder’s continued employment with us through the applicable vesting date.

Executive Compensation Arrangements
We have entered into employment and severance agreements with each of our named executive officers. Certain key terms of these agreements are described below.
David S. Zaccardelli, Pharm.D.
We entered into an employment agreement with Dr. Zaccardelli pursuant to which he commenced employment with us on February 1, 2020. This agreement entitles Dr. Zaccardelli to receive an annual base salary initially equal to $750,000 (which has been subsequently increased, as described in “2023 Annual Base Salaries” above) which, prior to February 1, 2023, was payable in part in cash and in part in restricted stock units (which vest in equal quarterly installments during the calendar year in which the grant occurs, subject to continued employment) and a target annual bonus opportunity of 50% of his annual base salary.
If Dr. Zaccardelli’s employment is terminated by us without “Cause” or by Dr. Zaccardelli for “Good Reason” (as each such term is defined in his employment agreement), then, subject to his signing and not revoking a general release of claims, he is entitled to receive (i) 12 months of base salary continuation and continued payment of premiums for continued medical coverage under COBRA, (ii) an amount equal to 100% of Dr. Zaccardelli’s full annual discretionary bonus, calculated as though all applicable objectives have been achieved for the year of termination, (iii) payment of all accrued and unused paid time-off, and (iv) full accelerated vesting of any outstanding, unvested equity awards under our share and share option schemes (with any performance-vesting awards become vested based on target level attainment).
Dr. Zaccardelli has also agreed to refrain from competing with us or soliciting our customers or prospective customers for a period of one year following his termination of employment.
Mark W. Hahn
We entered into an employment agreement with Mr. Hahn pursuant to which he commenced employment with us on February 1, 2020 and has served as our Chief Financial Officer since March 1, 2020. This agreement entitles Mr. Hahn to receive an initial annual base salary of $500,000 (which has been subsequently increased, as described in “2023 Annual Base Salaries” above) which, prior to February 1, 2023, was payable in part in cash and in part in restricted stock units (which vest in equal quarterly installments during the calendar year in which the grant occurs, subject to continued employment) and a target annual bonus opportunity of 50% of his annual base salary. If Mr. Hahn’s employment is terminated by us without “Cause” or by Mr. Hahn for “Good Reason” (as each such term is defined in his employment agreement), then, subject to his signing and not revoking a general release of claims, he is entitled to receive the same severance payments and benefits that Dr. Zaccardelli is entitled to receive, as described above. Mr. Hahn has also agreed to refrain from competing with us or soliciting our customers or prospective customers for a period of one year following his termination of employment.
Kathleen Rickard, M.D.
We entered into an offer letter with Dr. Rickard on December 13, 2018, pursuant to which she agreed to serve as our Chief Medical Officer, effective February 1, 2019. This agreement entitles Dr. Rickard to receive an annual base salary (as described above) and a target annual bonus opportunity of 40% of her annual base salary, with the amount of any such bonus based on performance criteria for our company and her individual performance, as determined by the Board of Directors in its sole discretion.
If Dr. Rickard’s employment is terminated by us without “Cause” or by Dr. Rickard for “Good Reason” (as each such term is defined in her offer agreement), then, subject to her signing and not revoking a general release of claims, she is entitled to receive (i) four weeks of base salary continuation, (ii) four weeks of continued payment of premiums for continued medical coverage under COBRA, (iii) a pro-rated portion of the annual bonus that she otherwise would have earned in the year of termination based on actual performance in such year.
Dr. Rickard is also entitled to participate in the Verona Pharma plc Employee Change in Control Severance Benefit Plan (the “Severance Plan”). Under the Severance Plan, if, upon or within 12 months following a change in control, we terminate the employment of Dr. Rickard without Cause (as defined in the Severance Plan) or if Dr. Rickard resigns voluntarily under the terms of a voluntary reduction in force program established by the administrator of the Severance Plan pursuant to which the participant is eligible to resign and receive benefits under the Severance Plan, then Dr. Rickard will be entitled to receive (i) base salary and medical benefit continuation for a period (the “Severance Period”) of twelve months, (ii) a pro-rated target cash bonus for the year of termination, (iii) relocation benefits paid to Dr. Rickard in connection with any relocation that occurred within 12 months prior to the change in control and (iv) outplacement services until the end of the Severance Period (or, if earlier, until the acceptance of an offer of full-time employment from a subsequent employer).
PAY VERSUS PERFORMANCE
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2021, 2022 and 2023, and our financial performance for each such fiscal year:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based on:	Net Income ($)
					Total Shareholder Return ($)
2023	6,559,277	558,317	4,082,064	207,291	284.00	(54,369,000)
2022	5,183,140	27,578,945	3,142,941	17,462,808	373.29	(68,701,000)
2021	1,123,304	823,718	650,336	425,254	96.00	(55,569,000)

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2023	David Zaccardelli	Mark W. Hahn and Kathleen Rickard
2022	David Zaccardelli	Mark W. Hahn and Kathleen Rickard
2021	David Zaccardelli	Mark W. Hahn and Kathleen Rickard
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:
	2023
Adjustments	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(5,324,000)	(3,327,500)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	7,952,000	4,970,000
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(3,012,444)	(2,185,934)

	2023
Adjustments	PEO	Average Non-PEO NEOs
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(5,616,516)	(3,331,338)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
TOTAL ADJUSTMENTS	(6,000,960)	(3,874,772)
Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2021, 2022 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Total Shareholder Return
$400
$350
$300
$250
$200
$150
$100
$50
$0
FY 2021
FY 2022
FY 2023
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Cumulative TSR

Compensation Actually Paid versus Net Income
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Comepnsation Actually Paid
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
$(40,000,000)
$(50,000,000)
$(60,000,000)
$(70,000,000)
$(80,000,000)
Net Income
FY 2021
FY 2022
FY 2023
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Net Income

2023 DIRECTOR COMPENSATION
We have entered into letters of appointment with each of our non-executive directors pursuant to which they are entitled to receive an annual fee for their services as a member of the board, and an additional fee for service on its committees. For 2023, these fees were as follows:
•
each non-executive director received an annual cash retainer of £30,000;

•
the Chairperson of the Board of Directors, each Chairperson of a committee of the Board of Directors or a member of a committee of the Board of Directors, received additional cash compensation as follows:

•
the Chairperson of the Board of Directors received an additional annual retainer of £78,000;

•
the Chairperson of the Audit and Risk Committee received an additional annual retainer of £12,000;

•
the Chairperson of the Remuneration Committee received an additional annual retainer of £10,000;

•
a member of the Audit and Risk Committee received an additional annual retainer of £5,000;

•
a member of the Remuneration Committee received an additional annual retainer of £4,000; and

•
a member of the Nomination and Corporate Governance Committee received an additional annual retainer of £3,000;

Following an independent benchmarking review of the compensation of our non-executive directors, the fees payable to our non-executive directors were increased, effective as of January 1, 2024, as follows:
•
the Chairperson of the Board of Directors receives an annual cash retainer of £115,000;

•
each other non-executive director receives an annual cash retainer of £40,000;

•
each Chairperson of a committee of the Board of Directors or a member of a committee of the Board of Directors, receives additional cash compensation as follows:

•
the Chairperson of the Audit and Risk Committee receives an additional annual retainer of £18,000;

•
the Chairperson of the Remuneration Committee receives an additional annual retainer of £12,000;

•
the Chairperson of the Nomination Committee receives an additional annual retainer of £10,000;

•
a member of the Audit and Risk Committee receives an additional annual retainer of £10,000;

•
a member of the Remuneration Committee receives an additional annual retainer of £6,000; and

•
a member of the Nomination and Corporate Governance Committee receives an additional annual retainer of £4,000;

The fees are paid monthly in arrears. These letters also provide for reimbursement of reasonable and documented expenses incurred in the performance of board duties, including reimbursement of business class air travel.
The following table sets forth in summary form information concerning the compensation that we paid or awarded during the year ended December 31, 2023 to each of our non-executive directors.
2023 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
David Ebsworth	148,962	181,540	330,502
Christina Ackermann	14,106	253,807	267,913
James Brady	44,561	181,540	226,101
Kenneth Cunningham	50,927	181,540	232,467
Lisa Deschamps	42,015	181,540	223,555
Martin Edwards	38,195	181,540	219,735
Rishi Gupta	38,195	181,540	219,735
Mahendra Shah	43,288	181,540	224,828
Vikas Sinha	57,293	181,540	238,833
Sven Ullman	38,195	181,540	219,735

(1)
Amounts shown in this column are expressed in U.S. dollars. Amounts for 2023 paid in pounds sterling have been converted to U.S. dollars based on the exchange rate ($1.273180 to 1 pound sterling) as of December 31, 2023.

(2)
Amounts reflect the full grant-date fair value of option awards granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For a description of the assumptions used in valuing these awards, see Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2023 by each non-executive director. Awards cover ordinary shares and/or ADSs; however, amounts shown below are expressed in terms of the number of ADSs that are covered by each such award.

Name	Option Awards Outstanding at 2023 Fiscal Year End	Unvested Stock Awards Outstanding at 2023 Fiscal Year End
David Ebsworth	39,000	6,000
Christina Ackermann	—	18,000
James Brady	42,000	6,000
Ken Cunningham	39,000	6,000
Lisa Deschamps	39,000	6,000
Martin Edwards	39,000	6,000
Rishi Gupta	62,200	6,000
Mahendra Shah	39,000	6,000
Vikas Sinha	54,048	6,000
Anders Ullman	39,000	6,000
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of December 31, 2023 regarding ordinary shares that may be issued under our equity compensation plans, consisting of the Verona Pharma plc EMI Option Scheme (the “EMI Plan”), the Verona Pharma plc Unapproved Share Option Scheme (the “Pre-IPO Plan”) and the Verona Pharma plc 2017 Incentive Award Plan (as it has been amended and/or restated, the “2017 Incentive Plan”). We do not have any non-shareholder approved equity compensation plans.
Plan Category	Number of Ordinary Shares to be Issued Upon Exercise of Outstanding Options, Warrant and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrant and Rights (b)	Number of Ordinary Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	54,922,392(1)	$1.56(2)	2,899,715(3)
Equity compensation plans not approved by shareholders	—	—	—
Total	54,922,392	$1.56	2,899,715

(1)
Includes 19,502,624 ordinary shares underlying outstanding restricted share units and 10,730,144 ordinary shares underlying performance restricted share units as of December 31, 2023.

(2)
Represents the weighted average exercise price of outstanding options. Restricted share units and performance restricted share units are not taken into account for purposes of determining the weighted average exercise price.

(3)
Under the terms of the 2017 Incentive Plan, the number of common shares that may be issued under the 2017 Incentive Plan will automatically increase on January 1st of each year, from January 1, 2024 continuing through January 1, 2033, by 4% of the total number of ordinary shares outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the Board of Directors.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information with respect to the beneficial ownership of our voting ordinary shares (and our ADSs, each of which represents 8 ordinary shares), as of March 1, 2024, by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of ordinary shares;

•
each of our named executive officers and directors (which includes all nominees); and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 647,871,294 voting and non-voting ordinary shares outstanding as of March 1, 2024, including ordinary shares in the form of ADSs. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, ordinary shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of March 1, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless noted otherwise, the address of all listed shareholders is c/o Verona Pharma plc, 3 More London Riverside, London SE1 2RE UK. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
	Shares beneficially owned
Name of beneficial owner	Number	Percent
5% or greater shareholders:
RA Capital Management affiliates(1)	60,031,808	9.3%
New Enterprise Associates affiliates(2)	46,447,651	7.2%
FMR LLC(3)	39,219,016	6.1%
Named Executive Officers, Directors and Director Nominees:
David Zaccardelli, Pharm.D.(4)	12,667,592	2.0%
Christina Ackermann	—	*
Michael Austwick	—	*
Ken Cunningham, M.D.(5)	426,584	*
Lisa Deschamps(6)	430,320	*
David Ebsworth, Ph.D.(7)	1,204,643	*
Martin Edwards, M.D.(8)	504,800	*
Mahendra Shah, Ph.D.(9)	433,080	*
Anders Ullman, M.D., Ph.D.(10)	694,856	*
Vikas Sinha(11)	554,824	*
James Brady(12)	384,000	*
Mark W. Hahn(13)	11,756,576	1.8%
Kathleen Rickard, M.D.(14)	2,273,224	*
All directors and executive officers as a group (14 persons)(15)	31,330,499	4.8%

*
Indicates beneficial ownership of less than 1% of the total outstanding ordinary shares.

(1)
Consists of (a) 50,543,920 ordinary shares held directly by RA Capital Healthcare Fund, L.P., or RA Capital, all of which are held in the form of ADSs, and (b) 9,487,888 non-voting ordinary shares that RA Capital beneficially own based on the right to acquire, upon the redesignation of the non-voting ordinary shares as ordinary shares. RA Capital may elect to have any portion of their non-voting ordinary shares re-designated as voting ordinary shares at any time, unless, immediately following such conversion, they would beneficially own more than 9.99% of the outstanding ordinary shares. If RA Capital would beneficially own more than 9.99% of the outstanding ordinary shares following such re-designation, then the re-designation would occur no earlier than 61 days following the election for such re-designation. RA Capital Management, L.P., or Adviser, is the investment adviser for RA Capital.

The general partner of the Adviser is RA Capital Management GP, LLC, or Adviser GP, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the managing members. RA Capital, the Adviser, Dr. Kolchinsky and Mr. Shah have shared voting and shared dispositive power with respect to all of the shares reported. The Adviser, the Adviser GP, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of securities held by RA Capital except to the extent of their pecuniary interest therein. Beneficial ownership information is based on a Schedule 13G/A filed on February 14, 2024. RA Capital Management’s mailing address is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)
Consists of (a) 9,757,393 ordinary shares held directly by Growth Equity Opportunities Fund IV, LLC, or GEO 15, of which 5,333,328 are held in the form of ADSs, (b) warrants to purchase 1,769,626 ordinary shares held directly by GEO 15, and (c) 34,920,632 ordinary shares held directly by Growth Equity Opportunities 17, LLC, or GEO 17, all of which are held in the form of ADSs. New Enterprise Associates 15, L.P., or NEA 15, is the sole member of GEO 15. NEA Partners 15, L.P., or NEA Partners 15, is the sole general partner of NEA 15. NEA 15 GP, LLC, or NEA 15 LLC, is the sole general partner of NEA Partners 15. Forest Baskett, Anthony Florence, Jr., Mohamad Makhzoumi, Scott D. Sandell, and Peter Sonsini are the managers of NEA 15 LLC. NEA 15, NEA Partners 15, NEA 15 LLC and the managers of NEA 15 LLC share voting and dispositive power with regard to the securities held by GEO 15. Each of NEA 15, NEA Partners 15 and NEA 15 LLC as well as each of the managers of NEA 15 LLC disclaims beneficial ownership of all shares held by GEO 15 except to the extent of their actual pecuniary interest therein. New Enterprise Associates 17, L.P., or NEA 17, is the sole member of GEO 17. NEA Partners 17, L.P., or NEA Partners 17, is the sole general partner of NEA 17. NEA 17 GP, LLC, or NEA 17 LLC, is the sole general partner of NEA Partners 17. Forest Baskett, Ali Behbahani, Carmen Chang, Anthony Florence, Jr., Mohamad Makhzoumi, Edward Mathers, Scott D. Sandell, Paul Walker, Rick Yang, Liza Landsman, and Peter Sonsini, are the managers of NEA 17 LLC. NEA 17, NEA Partners 17, NEA 17 LLC and the managers of NEA 17 LLC share voting and dispositive power with regard to the securities held by GEO 17. Each of NEA 17, NEA Partners 17 and NEA 17 LLC as well as each of the managers of NEA 17 LLC disclaims beneficial ownership of all shares held by GEO 17 except to the extent of their actual pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D/A filed with the SEC on September 7, 2022. GEO 15’s and GEO 17’s mailing address is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093-4135.

(3)
Consists of 39,219,016 ordinary shares over which FMR LLC, or FMR, has sole voting power and sole dispositive power and over which Abigail P. Johnson has sole dispositive power, all of which are held in the form of ADSs. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 9, 2024. The mailing address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(4)
Consists of 12,667,592 ordinary shares, all of which are held in the form of ADSs.

(5)
Consists of 66,584 ordinary shares, all of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(6)
Consists of 70,320 ordinary shares, all of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(7)
Consists of 844,643 ordinary shares, 844,640 of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(8)
Consists of 144,800 ordinary shares, all of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(9)
Consists of 73,080 ordinary shares, all of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(10)
Consists of 334,856 ordinary shares, all of which are held in the form of ADSs, and 360,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(11)
Consists of 74,440 ordinary shares, all of which are held in the form of ADSs, and 480,384 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(12)
Consists of 384,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(13)
Consists of 11,756,576 ordinary shares, all of which are held in the form of ADSs.

(14)
Consists of 1,613,224 ordinary shares, all of which are held in the form of ADSs, and 660,000 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

(15)
Consists of 27,646,115 ordinary shares, 27,646,112 of which are held in the form of ADSs, and 3,684,384 ordinary shares underlying options that are exercisable or that will be exercisable within 60 days of March 1, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been a late Form 4 filing in February 2023 for Claire Poll reporting one late transaction and a late Form 4 filing in February 2023 for Kathleen Rickard reporting one late transaction.
Certain Relationships
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2022, our directors, executive officers or shareholders owning 5% or more of our outstanding ordinary shares, or any member of the immediate family of any of the foregoing persons.
2016 REGISTRATION RIGHTS AGREEMENT
In July 2016, we entered into a registration rights agreement (the “2016 Registration Rights Agreement”), which provides certain demand registration rights to Abingworth Bioventures VI, LP (“Abingworth”), Growth Equity Opportunities Fund IV, LLC, OrbiMed Private Investments VI, LP (“OrbiMed”), and Vivo Ventures Fund VII, L.P., Vivo Ventures VII Affiliates Fund, L.P., Vivo Ventures Fund VI, L.P., and Vivo Ventures Fund VI Affiliates Fund, L.P. (collectively, “Vivo Capital”), with respect to the ordinary shares and any ADSs held by them.
Demand Registration Rights
At any time prior to the termination of the registration rights (as described below), the holders of at least a majority of the registrable securities as defined in the 2016 Registration Rights Agreement had the right to demand that we effect an underwritten public offering of their registrable securities pursuant to an effective registration statement under the Securities Act. These registration rights were subject to specified conditions and limitations including the right of the underwriters, if any, to limit the number of shares included in any such registration under specified circumstances. Upon such a request, we were required to use commercially reasonable efforts to effect the public offering.
Expenses of Registration
Under the 2016 Registration Rights Agreement we agreed to pay all expenses relating to any registration under the registration rights agreement, other than selling commission, discounts or brokerage fees and stock transfer taxes, subject to specified conditions and limitations.
Termination of Registration Rights
The registration rights granted under the 2016 Registration Rights Agreement were to terminate upon the earlier to occur of (i) the fifth anniversary of the closing of global offering of ordinary shares offered by us, consisting of ordinary shares in the form of ADSs offered in the U.S. offering and ordinary shares offered in the European private placement, as described in our prospectus filed with the SEC on April 28, 2017, and (ii) the date on which there are no registrable securities remaining pursuant to the registration rights agreement. The registration rights granted under the 2016 Registration Rights Agreement terminated in April 2022.
OTHER AGREEMENTS AND TRANSACTIONS
Indemnification Agreements
To the extent permitted by the U.K. Companies Act 2006, we are empowered to indemnify our directors against any liability they incur by reason of their directorship. We have also entered into a deed of indemnity with each of our directors and executive officers. In addition to such indemnification, we provide our directors and executive officers with directors’ and officers’ liability insurance.
Agreements with Our Executive Officers and Directors
We have entered into employment agreements with certain of our executive officers and service agreements with our non-executive directors, as well as separation agreements with certain of our former executive officers. See the section in this proxy statement entitled “Executive and Director Compensation.”

Additional Information
SHAREHOLDERS’ RIGHTS TO CALL A GENERAL MEETING
Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL GENERAL MEETING
Rule 14a-8 Proposals — Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual general meeting of shareholders must submit the proposal to the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, at 6th Floor, 60 Gracechurch Street, London, EC3V 0HR, Attn: Ben Harber, in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or November 20, 2024, unless the date of the 2025 annual general meeting of shareholders is changed by more than 30 days from the date of the AGM, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals — Shareholders intending to include a proposal on the agenda for the 2025 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our Articles of Association and English law. Under Section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, at 6th Floor, 60 Gracechurch Street, London, EC3V 0HR, Attn: Ben Harber, at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders. Additionally, in accordance with our Articles of Association, shareholders who intend to nominate a director to be elected at the 2025 annual general meeting of shareholders must provide the Company Secretary with written notice of such nomination between 7 and 21 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Ben Harber, Company Secretary, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London, EC3V 0HR, for a copy of the relevant provisions of our Articles of Association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under our Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 25, 2025.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
No business shall be voted on at the AGM, except such items as included in the agenda for the AGM.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of AGM is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. We have retained Mackenzie Partners, Inc. to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the AGM. We have agreed to pay Mackenzie Partners, Inc. a fee of approximately $16,500 plus out-of-pocket expenses. You may contact Mackenzie Partners, Inc. at +1-212-929-5500. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual general meeting of shareholders. Shareholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
HOUSEHOLDING
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our ADS holders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple ADS holders who share an address, unless we received contrary instructions from the impacted ADS holders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any ADS holder at the shared address to which a single copy of those documents was delivered. If you are an ADS holder and your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another ADS holder and wish to receive only one copy of proxy materials either now or in future for your household, please contact your bank or broker. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
VERONA PHARMA’S ANNUAL REPORT ON FORM 10-K
A copy of Verona Pharma’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on March 13, 2024 without charge upon written request addressed to:
Verona Pharma plc
Attention: General Counsel
Email: legal@veronapharma.com
3 More London Riverside
London SE1 2RE
United Kingdom
A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the year ended December 31, 2023 at www.veronapharma.com/investors.
U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS OF THE BOARD OF DIRECTORS AND AUDITORS OF VERONA PHARMA PLC FOR THE YEAR ENDED DECEMBER 31, 2023
Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the AGM our 2023 U.K. Annual Report. Accordingly, our Board of Directors will lay before the Company at the AGM the Company’s 2023 U.K. Annual Report, which has been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included within Annex A to this proxy statement. A complete copy of our 2023 U.K. Annual Report will be sent separately to those shareholders who have opted in to receive a printed copy of the document no less than 21 days prior to the AGM. You will be provided an opportunity to raise questions in relation to such accounts and reports at the AGM via teleconference. Full accounts and reports will be available on the Company’s website prior to and during the AGM.
EACH SHAREHOLDER IS URGED TO VOTE YOUR SHARES AS DESCRIBED IN THIS PROXY
STATEMENT. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A
QUORUM AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS AND WILL SAVE US
THE EXPENSE OF FURTHER SOLICITATION.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN ADS
VOTING INSTRUCTIONS TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.
By Order of the Board of Directors
David Zaccardelli, Pharm.D.
President and Chief Executive Officer
London, United Kingdom
March [  ], 2024

Annex A to Proxy Statement: U.K. Statutory Annual Accounts and Directors’ Report for the year ended December 31, 2023

A-1

VERONA PHARMA PLC
FORM OF PROXY
I/We
of
being a member of the Company, hereby appoint
or failing him/her, the Chairperson of the Meeting, as my/our proxy to attend, speak and vote for me/us on my/our behalf at the 2024 Annual General Meeting (the “AGM”) of the Company to be held at 11:00 a.m. (British Summer Time) on April 26, 2024 and at any adjournment thereof.
I/We direct my/our vote as indicated below in respect of the resolutions which are referred to in the Notice convening the AGM (see note 1 below).
	Ordinary Resolutions	FOR	AGAINST	WITHHELD	DISCRETION
Resolution 1	To re-elect Lisa Deschamps as a director of the Company.
Resolution 2	To re-elect Martin Edwards as a director of the Company.
Resolution 3	To re-elect Sven Anders Ullman as a director of the Company.
Resolution 4	To re-elect Christina Ackermann as a director of the Company.
Resolution 5	To re-elect Michael Austwick as a director of the Company.
Resolution 6	To receive and adopt the U.K. statutory annual accounts and Directors’ report for the year ended 31 December 2023.
Resolution 7	To receive and approve, as a non-binding advisory resolution, the U.K. statutory Directors’ Remuneration Report for the year ended 31 December 2023.
Resolution 8	To receive and approve the U.K. Directors’ Remuneration Policy.
Resolution 9	To approve an increase in the maximum aggregate level of Non-Executive Director annual remuneration (by way of fee) in accordance with Article 21.4 of the Company’s Articles of Association to £750,000 per annum on an ongoing basis.
Resolution 10	To appoint Ernst & Young LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders.
Resolution 11	To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024.

	Ordinary Resolutions	FOR	AGAINST	WITHHELD	DISCRETION
Resolution 12	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.
Resolution 13	To authorize the Board of Directors to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £8,345,745 (being up to a maximum of [ ] shares representing [ ]% of the Company’s existing ordinary share capital as at the close of business on March [ ], 2024 (being the latest practicable date prior to publication of this document)).
	Special Resolutions	FOR	AGAINST	WITHHELD	DISCRETION
Resolution 14	To authorize the Board of Directors to allot equity securities for cash and/or to sell ordinary shares held by the Company as treasury shares for cash as if Section 561(1) of the Companies Act does not apply to any such allotment.
Date  , 2024
Signature
☐
Please tick here if you are appointing more than one proxy.

Notes:
(1) Resolutions and voting
The proposed resolutions will be put to vote on a poll. This results in a more accurate reflection of the views of Shareholders ensuring that votes by proxy will be fully-counted. On a poll, each Shareholder has one vote for every share held. The Board of Directors recommends you vote FOR each the above proposed resolutions.
Resolutions 1 to 13 are proposed as ordinary resolutions. On a poll, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Resolution 14 is proposed as a special resolution. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
If you select “Discretion” or if no voting indication is given, this proxy will be voted in accordance with the Board of Directors’ recommendations. The vote “Withheld” option is to enable you to abstain on any particular resolution. A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. The proxy may vote or abstain from voting as he/she thinks fit with respect to any other resolution that is put to the meeting.
The results of the voting and any other information required by the U.K. Companies Act 2006 will be made available on our website (https://www.veronapharma.com) as soon as reasonably practicable following the AGM and for the required period thereafter.

(2) Appointment of proxies
Generally, members are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the AGM. A proxy need not be a Shareholder of the Company. A Shareholder may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that Shareholder. To be valid, the form of proxy and the power of attorney or other authority (if any) under which it is signed or a certified copy of such power or authority must be lodged at the office of the Company Secretary, Verona Pharma plc, c/o Shakespeare Martineau LLP, 6th Floor, 60 Gracechurch Street, London EC3V 0HR BY HAND or BY POST, or BY EMAIL to ben.harber@shma.co.uk, so as to be received not less than 48 hours before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be), excluding any part of a day which is not a working day. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About the Annual General Meeting.”
In the case of a member that is a corporation, the form of proxy must be executed under its common seal or executed on its behalf by a duly authorized officer or attorney for the company. Any corporation that is a member may also appoint one or more representatives who may exercise on its behalf all of its powers as a member provided they do not do so in relation to the same shares.
To change your proxy instructions, simply submit a new form of proxy as set out above. Note that the cut-off times for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy instructions received after the relevant cut-off time will be disregarded. Please contact the Company Secretary (as noted above) to obtain a new form of proxy. If you submit more than one valid proxy appointment, the appointment validly received last before the latest time for receipt of forms of proxy will take precedence. If the Company is unable to determine which form of proxy was last validly received, none of them shall be treated as valid in respect of that Ordinary Share.
Further, the appointment under the form of proxy may be terminated by the member prior to the commencement of the AGM (or any adjournment of the AGM). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company Secretary, Verona Pharma plc, 6th Floor, 60 Gracechurch Street, London EC3V 0HR, no less than 48 hours (excluding non-working days) before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be).
(3) Appointment of proxy by joint members
In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).
(4) Issued shares and total voting rights
As at the close of business on March [  ], 2024 (being the latest practicable date prior to publication of this document), the Company’s issued ordinary share capital comprised [      ] voting ordinary shares. Each voting ordinary share carries the right to one vote at the AGM and therefore the total number of voting rights at the close of business on March [  ], 2024 is [      ].
This proxy is solicited on behalf of the Board of Directors. The shares represented by this proxy, when properly executed, will be voted in accordance with the specifications indicated herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of American Depositary Shares (“ADSs”) issued thereunder dated as of May 2, 2017, holders of ADSs who do not provide the depositary bank with voting instructions on or before the record date for ADS holders will be deemed to have instructed the depositary bank to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM.